UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490
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Date of fiscal year end: 12/31
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Date of reporting period: 6/30/11

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three semiannual reports to shareholders for the period ended June 30, 2011. The first report applies to the 5 Lifestyle Portfolios, the second report applies to the Retirement Distribution Portfolio and the third report applies to the Retirement Rising Distribution Portfolio.

John Hancock
MUTUAL FUNDS

John Hancock
Lifestyle Portfolios

Semiannual Report
6.30.11

John Hancock

Lifestyle Aggressive Portfolio

Goal and strategy

The Portfolio seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund of funds and normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	98% of Total

U.S. Large Cap	47%

International Large Cap	11%

Emerging Markets	10%

U.S. Mid Cap	9%

U.S. Small Cap	6%

Large Blend	5%

International Small Cap	5%

Natural Resources	3%

Real Estate	1%

Small Growth	1%

Other	2% of Total

Currency	2%

As a percentage of net assets on 6-30-11.

Portfolio results

During the six months ended June 30, 2011, John Hancock Lifestyle Aggressive Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 returned 4.62%, 4.20%, 4.20%, 4.44%, 4.46%, 4.55%, 4.79% and 4.80%, respectively, at net asset value. In comparison, the S&P 500 Index returned 6.02%, over the same period. The Portfolio also underperformed the 5.45% return of the Morningstar, Inc.’s average large blend fund.1

Performance review

Although the Portfolio generated solid absolute returns, on a relative basis compared to the S&P 500 Index, there were several exposures that detracted from results. For example, underperformance from allocations to emerging markets and global natural resource equities was in contrast to their positive contributions last year. There were, however, a number of bright spots, including the value added by allocations to U.S. real estate, mid caps and small caps.

The shifting market currents in the first half of the year proved to be a dif-ficult environment for active management in general, including managers in our Portfolio. For example, Emerging Markets Fund (DFA), which had been a strong contributor last year, detracted from relative performance due to its overweight in smaller-cap issues. Results for International Opportunities Fund (Marsico), another strong performer in 2010, were hurt by selection in financial and energy stocks. Fundamental Value Fund’s (Davis) relative performance was hindered by selection in materials and energy stocks.

However, there were a number of bright spots. Capital Appreciation Fund’s (Jennison), relative performance, which trailed last year, benefited from an overweight in consumer discretionary and an underweight in the energy sectors, good stock selection and large-cap focus. International Core Fund (GMO) had success as the market began to reward the kind of mega-cap quality stocks that the fund emphasizes. Relative performance of International Value Fund (Franklin) gained in the health care sector through both selection and an overweight position, and in financials through strong selection.

The Portfolio’s manager lineup has remained largely the same, with the exception of a newly established position in Capital Appreciation Value Fund (T. Rowe Price), which replaced T. Rowe’s Large Cap Value Fund, which liquidated. This fund has a flexible, yet conservative mandate that seeks to outperform the broad equity market with less risk than its benchmark over a full market cycle. We believe it is a welcome addition for what may be an increasingly volatile market environment going forward.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

4	Lifestyle Portfolios | Semiannual report

	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Without sales charge	$12,003	$12,020	$11,033	$12,364	$12,551	$12,765	$12,856

With maximum sales charge	11,903	12,020	11,033	12,364	12,551	12,765	12,856

Index 1	12,507	12,507	11,079	12,507	12,507	12,507	12,544

Index 2	13,104	13,104	10,767	13,104	13,104	13,104	13,041

S&P 500 Index — is an unmanaged index that includes 500 widely traded common stocks.

MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) — is a free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 6-30-11

	Class A	Class B	Class C	Class R1[2]	Class R3[2]	Class R2	Class R5[2]	Class 1[2]
Start date	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Average annual returns — 1 year	24.75%	25.21%	29.22%	30.81%	30.87%	31.12%	31.62%	31.73%

Average annual returns — 5 years	1.37%	1.30%	1.67%	—	2.18%	2.46%	2.78%	2.91%

Average annual returns — Since inception	3.08%	3.10%	3.28%	2.07%	3.79%	4.07%	4.37%	4.50%

Cumulative returns — 6 months	–0.62%	–0.80%	3.20%	4.44%	4.46%	4.55%	4.79%	4.80%

Cumulative returns — 1 year	24.75%	25.21%	29.22%	30.81%	30.87%	31.12%	31.62%	31.73%

Cumulative returns — 5 years	7.06%	6.69%	8.62%	—	11.38%	12.92%	14.71%	15.40%

Cumulative returns — Since inception	18.91%	19.03%	20.20%	10.33%	23.64%	25.51%	27.65%	28.56%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-12 for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expenses are as follows:

	Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.47	2.24	2.17	1.75	1.70	1.41	1.12	0.98
Gross (%)	1.47	2.24	2.17	1.75	1.70	1.41	1.12	1.00

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 shares prospectuses.

Semiannual report | Lifestyle Portfolios	5

John Hancock

Lifestyle Growth Portfolio

Goal and strategy

The Portfolio seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 80% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	81% of Total

U.S. Large Cap	42%

International Large Cap	9%

Emerging Markets	7%

U.S. Mid Cap	7%

Large Blend	6%

International Small Cap	3%

U.S. Small Cap	3%

Real Estate	2%

Natural Resources	2%

Fixed Income	17% of Total

Multi-Sector Bond	5%

Intermediate Bond	4%

High-Yield Bond	4%

Bank Loan	2%

Global Bond	1%

Treasury Inflation-
Protected Securities	1%

Other	2% of Total

Currency	2%

As a percentage of net assets on 6-30-11.

Portfolio results

During the six months ended June 30, 2011, John Hancock Lifestyle Growth Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 returned 4.42%, 4.02%, 4.03%, 4.25%, 4.27%, 4.43%, 4.58%, 4.60% and 4.68%, respectively, at net asset value. In comparison, the S&P 500 Index returned 6.02%, the Barclays Capital U.S. Aggregate Bond Index returned 2.72% and a blended index — 80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index — returned 5.38% over the same period. The Portfolio’s results underperformed the 4.61% return of the Morningstar, Inc. average aggressive allocation fund.1

Performance review

Although the Portfolio generated solid absolute returns, on a relative basis compared to the blended index there were several exposures that detracted from results. For example, underperformance from allocations to emerging markets and global natural resource equities was in contrast to their positive contributions last year. There were, however, a number of positive contributors, including the value added by allocations to U.S. real estate, mid-cap stocks, high-yield and multi-sector bonds and TIPS (Treasury Inflation-Protected Securities).

The shifting market currents this quarter proved to be a difficult environment for active management in general, including managers in our Portfolio. For example, Emerging Markets Fund (DFA), which had been a strong contributor last year, detracted from relative performance due to its overweight in smaller-cap issues. Results for International Opportunities Fund (Marsico), another strong performer in 2010, were hurt by selection in financial and energy stocks. Fundamental Value Fund’s (Davis) relative performance was hindered by selection in materials and energy stocks.

However, there were a number of bright spots. Capital Appreciation Fund’s (Jennison) relative performance, which trailed last year, benefited from an overweight in consumer discretionary stocks and an underweight in the energy sector, good stock selection and large-cap focus. International Core Fund (GMO) had success as the market began to reward the kind of mega-cap quality stocks that the fund emphasizes. Relative performance of International Value Fund (Franklin) gained in the health care sector through both selection and an overweight position, and in financials through strong selection.

The Portfolio’s manager lineup has remained largely the same, with the exception of a newly established position in Capital Appreciation Value Fund (T. Rowe Price), which replaced T. Rowe’s Large Cap Value Fund, which liquidated. This fund has a flexible, yet conservative mandate that seeks to outperform the broad equity market with less risk than the benchmark over a full market cycle. We believe it is a welcome addition for what may be an increasingly volatile market environment going forward.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

6	Lifestyle Portfolios | Semiannual report

	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]	Class 5[2]

Start date	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	$12,412	$12,442	$11,572	$12,781	$12,991	$13,205	$13,286	$12,232

With maximum sales charge	12,312	12,442	11,572	12,781	12,991	13,205	13,286	12,232

Index 1	12,507	12,507	11,079	12,507	12,507	12,507	12,544	11,561

Index 2	13,772	13,772	13,332	13,772	13,772	13,772	13,778	13,715

Index 3	12,919	12,919	11,645	12,919	12,919	12,919	12,951	12,118

S&P 500 Index — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

80% S&P 500/20% Barclays Capital U.S. Aggregate Bond Index Blend — is comprised of 80% S&P 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index. It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 6-30-11

	Class A	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]	Class 5[2]

Start date	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	20.06%	20.23%	24.37%	25.88%	25.91%	26.25%	26.72%	26.80%	26.89%

Average annual returns — 5 years	2.53%	2.46%	2.84%	—	3.35%	3.65%	3.95%	4.07%	4.11%

Average annual returns — Since inception	3.71%	3.72%	3.91%	3.10%	4.40%	4.70%	5.00%	5.10%	4.11%

Cumulative returns — 6 months	–0.81%	–0.98%	3.03%	4.25%	4.27%	4.43%	4.58%	4.60%	4.68%

Cumulative returns — 1 year	20.06%	20.23%	24.37%	25.88%	25.91%	26.25%	26.72%	26.80%	26.89%

Cumulative returns — 5 years	13.29%	12.91%	15.05%	—	17.91%	19.62%	21.36%	22.07%	22.32%

Cumulative returns — Since inception	23.06%	23.12%	24.42%	15.72%	27.81%	29.91%	32.05%	32.86%	22.32%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-12 for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expenses are as follows:

	Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5	Class 1	Class 5
Net (%)	1.43	2.14	2.12	1.67	1.63	1.31	1.04	0.94	0.90
Gross (%)	1.43	2.14	2.12	1.67	1.63	1.31	1.04	0.95	0.90

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares prospectuses.

Semiannual report | Lifestyle Portfolios	7

John Hancock

Lifestyle Balanced Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 60% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	60% of Total

U.S. Large Cap	32%

International Large Cap	6%

Emerging Markets	5%

U.S. Mid Cap	4%

Large Blend	4%

U.S. Small Cap	3%

International Small Cap	2%

Real Estate	2%

Natural Resources	2%

Fixed Income	38% of Total

Intermediate Bond	11%

Multi-Sector Bond	11%

High-Yield Bond	7%

Bank Loan	4%

Global Bond	3%

Treasury Inflation-
Protected Securities	2%

Other	2% of Total

Currency	2%

As a percentage of net assets on 6-30-11.

Portfolio results

During the six months ended June 30, 2011, John Hancock Lifestyle Balanced Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 returned 4.27%, 3.90%, 3.90%, 4.10%, 4.09%, 4.24%, 4.39%, 4.45% and 4.47%, respectively, at net asset value. In comparison, the S&P 500 Index returned 6.02%, the Barclays Capital U.S. Aggregate Bond Index returned 2.72% and a blended index — 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index — returned 4.72% over the same period. Morningstar, Inc.’s moderate allocation fund category returned an average 4.27%.1

Performance review

Diversification across a wide range of sectors benefited Portfolio performance, with weightings to high-yield bonds, TIPS (Treasury Inflation-Protected Securities), multi-sector bonds, global bonds and U.S. mid-caps contributing positively. Allocations to emerging markets and global natural resources were drags on performance in sharp contrast to last year.

The shifting market currents this quarter proved to be a difficult environment for active management in general, including managers in our Portfolio. For example, Emerging Markets Fund (DFA), which had been a strong contributor last year, detracted from relative performance due to its overweight and selection in smaller-cap issues. Results for International Opportunities Fund (Marsico), another strong performer in 2010, were hurt by selection in financial and energy stocks. Fundamental Value Fund’s (Davis) relative performance was hindered by selection in materials and energy stocks.

However, there were a number of bright spots. For example, Strategic Income Opportunities Fund (John Hancock) continued its strong performance, aided by good selection in high-yield and non-U.S. bonds, and currencies. Capital Appreciation Fund’s (Jennison), relative performance, which trailed last year, benefited from an overweight in the consumer discretionary sector and an underweight in the energy sector, good stock selection and large-cap focus. International Core Fund (GMO) had success as the market began to reward the kind of mega-cap quality stocks that the Fund emphasizes.

The Portfolio’s manager lineup has remained largely the same, with the exception of a newly established position in Capital Appreciation Value Fund (T. Rowe Price), which replaced T. Rowe’s Large Cap Value Fund, which liquidated. This fund has a flexible, yet conservative mandate that seeks to outperform the broad equity market with less risk than the benchmark over a full market cycle. We believe it is a welcome addition for what may be an increasingly volatile market environment going forward.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

8	Lifestyle Portfolios | Semiannual report

	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]	Class 5[2]

Start date	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	$12,710	$12,766	$11,902	$13,097	$13,309	$13,534	$13,594	$12,724

With maximum sales charge	12,610	12,766	11,902	13,097	13,309	13,534	13,594	12,724

Index 1	12,507	12,507	11,079	12,507	12,507	12,507	12,544	11,561

Index 2	13,772	13,772	13,332	13,772	13,772	13,772	13,778	13,715

Index 3	13,256	13,256	12,161	13,256	13,256	13,256	13,282	12,618

S&P 500 Index — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

60% S&P 500/40% Barclays Capital U.S. Aggregate Bond Index Blend — is comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 6-30-11

	Class A	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]	Class 5[2]

Start date	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	15.44%	15.62%	19.67%	21.06%	21.08%	21.47%	21.87%	21.96%	22.10%

Average annual returns — 5 years	3.36%	3.30%	3.71%	—	4.17%	4.47%	4.79%	4.87%	4.94%

Average annual returns — Since inception	4.16%	4.15%	4.38%	3.70%	4.85%	5.14%	5.45%	5.52%	4.94%

Cumulative returns — 6 months	–0.93%	–1.10%	2.90%	4.10%	4.09%	4.24%	4.39%	4.45%	4.47%

Cumulative returns — 1 year	15.44%	15.62%	19.67%	21.06%	21.08%	21.47%	21.87%	21.96%	22.10%

Cumulative returns — 5 years	17.98%	17.61%	19.95%	—	22.69%	24.44%	26.39%	26.82%	27.24%

Cumulative returns — Since inception	26.14%	26.10%	27.66%	19.02%	30.97%	33.09%	35.34%	35.94%	27.24%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-12 for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expenses are as follows:

	Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5	Class 1	Class 5
Net (%)	1.40	2.11	2.10	1.67	1.60	1.26	0.99	0.92	0.88
Gross (%)	1.40	2.11	2.10	1.67	1.60	1.26	0.99	0.93	0.88

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares prospectuses.

Semiannual report | Lifestyle Portfolios	9

John Hancock

Lifestyle Moderate Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	38% of Total

U.S. Large Cap	20%

International Large Cap	6%

U.S. Mid Cap	3%

Emerging Markets	2%

Large Blend	2%

Real Estate	2%

International Small Cap	1%

U.S. Small Cap	1%

Natural Resources	1%

Fixed Income	60% of Total

Intermediate Bond	25%

Multi-Sector Bond	15%

High-Yield Bond	7%

Bank Loan	6%

Global Bond	4%

Treasury Inflation-
Protected Securities	3%

Other	2% of Total

Currency	2%

As a percentage of net assets on 6-30-11.

Portfolio results

During the six months ended June 30, 2011, John Hancock Lifestyle Moderate Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 returned 4.13%, 3.67%, 3.68%, 3.89%, 3.90%, 4.05%, 4.22%, 4.29% and 4.32%, respectively, at net asset value. In comparison, the S&P 500 Index returned 6.02%, the Barclays Capital U.S. Aggregate Bond Index returned 2.72% and a blended index — 40% S&P 500 Index/60% Barclays Capital U.S. Aggregate Bond Index — returned 4.06% over the same period. Morningstar, Inc.’s conservative allocation fund group returned an average 3.83%.1

Performance review

Diversification across a wide range of asset classes helped the Portfolio outpace the blended index and Morningstar peer group. Allocations to high-yield bonds, TIPS (Treasury Inflation-Protected Securities), multi-sector bonds, global bonds and U.S. mid-cap stocks contributed positively. Allocations to emerging markets and international large cap were drags on performance.

The Portfolio had positive contributions from a number of managers. On the fixed-income side, both Active Bond Fund (Declaration/John Hancock) and Strategic Income Opportunities Fund (John Hancock) continued the strong performance of last year. Active Bond Fund’s performance was helped by its overweight to the credit sector, which performed well. Performance of Strategic Income Opportunities Fund was aided by strong selection in high-yield and non-U.S. bonds and currencies.

Among equity managers, Global Shareholder Yield Fund (Epoch) benefited from overweighting staples and underweighting financials. Relative performance of International Value Fund (Franklin) gained in the health care sector through both stock selection and an overweight position, and in financials through strong stock selection. Underweighting the materials sector also added to relative performance. U.S. Equity Fund (GMO) (formerly U.S. Multi Sector Fund), which had under-performed during prior periods, contributed positively, as the market began to reward the kind of mega-cap quality stocks that the fund emphasizes.

On the downside, Fundamental Value Fund’s (Davis) relative performance was hindered by selection in materials and energy stocks. Emerging Markets Fund (DFA), which had been a strong contributor last year, detracted from relative performance due to its overweight and selection in smaller-cap issues. Relative performance of International Opportunities Fund (Marsico), another strong performer in 2010, was hurt by selection in financial and energy stocks.

The Portfolio’s manager lineup remained the same during the period.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

10	Lifestyle Portfolios | Semiannual report

	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]	Class 5[2]

Start date	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	$12,864	$12,927	$12,329	$13,251	$13,436	$13,696	$13,783	$13,152

With maximum sales charge	12,764	12,927	12,329	13,251	13,436	13,696	13,783	13,152

Index 1	12,507	12,507	11,079	12,507	12,507	12,507	12,544	11,561

Index 2	13,772	13,772	13,332	13,772	13,772	13,772	13,778	13,715

Index 3	13,512	13,512	12,618	13,512	13,512	13,512	13,532	13,056

S&P 500 Index — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

40% S&P 500/60% Barclays Capital U.S. Aggregate Bond Index Blend — is comprised of 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 6-30-11

	Class A	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]	Class 5[2]

Start date	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	11.02%	10.99%	15.05%	16.46%	16.55%	16.80%	17.28%	17.41%	17.49%

Average annual returns — 5 years	4.05%	3.95%	4.38%	—	4.81%	5.09%	5.45%	5.59%	5.63%

Average annual returns — Since inception	4.40%	4.37%	4.61%	4.47%	5.06%	5.32%	5.67%	5.78%	5.63%

Cumulative returns — 6 months	–1.05%	–1.33%	2.68%	3.89%	3.90%	4.05%	4.22%	4.29%	4.32%

Cumulative returns — 1 year	11.02%	10.99%	15.05%	16.46%	16.55%	16.80%	17.28%	17.41%	17.49%

Cumulative returns — 5 years	21.97%	21.35%	23.89%	—	26.49%	28.19%	30.41%	31.23%	31.52%

Cumulative returns — Since inception	27.85%	27.64%	29.27%	23.29%	32.51%	34.36%	36.96%	37.83%	31.52%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-12 for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expenses are as follows:

	Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5	Class 1	Class 5
Net (%)	1.36	2.08	2.06	1.67	1.61	1.33	0.99	0.87	0.83
Gross (%)	1.36	2.08	2.06	1.67	1.61	1.33	0.99	0.88	0.83

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares prospectuses.

Semiannual report | Lifestyle Portfolios	11

John Hancock

Lifestyle Conservative Portfolio

Goal and strategy

The Portfolio seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	20% of Total

U.S. Large Cap	12%

International Large Cap	4%

Real Estate	2%

U.S. Mid Cap	1%

Natural Resources	1%

Fixed Income	78% of Total

Intermediate Bond	34%

Multi-Sector Bond	17%

High-Yield Bond	8%

Bank Loan	7%

Global Bond	4%

Short-Term Bond	4%

Treasury Inflation-
Protected Securities	4%

Other	2% of Total

Currency	2%

As a percentage of net assets on 6-30-11.

Portfolio results

During the six months ended June 30, 2011, John Hancock Lifestyle Conservative Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 returned 3.64%, 3.26%, 3.28%, 3.42%, 3.40%, 3.62%, 3.79% and 3.80%, respectively, at net asset value. In comparison, the S&P 500 Index returned 6.02%, the Barclays Capital U.S. Aggregate Bond Index returned 2.72% and a blended index — 20% S&P 500 Index/80% Barclays Capital U.S. Aggregate Bond Index — returned 3.40% over the same period. Morningstar, Inc.’s average conservative allocation fund returned 3.83%.1

Performance review

Diversification across a wide range of asset classes helped the Portfolio outpace the blended index’s performance. Positive contributions from weightings to high-yield bonds, TIPS (Treasury Inflation-Protected Securities), multi-sector bonds, global bonds, U.S. mid-cap stocks and U.S. real estate were partially offset by small negative contributions from international large-cap stocks and emerging markets.

The Portfolio had positive contributions from a number of managers. On the fixed-income side, both Active Bond Fund (Declaration/John Hancock) and Strategic Income Opportunities Fund (John Hancock) continued the strong relative performance of last year. Active Bond Fund’s relative performance was helped by its overweight to the credit sector, which performed well. Performance of Strategic Income Opportunities Fund was aided by strong selection in high-yield and non-U.S. bonds and currencies.

Among equity managers, Global Shareholder Yield Fund (Epoch) benefited from overweighting staples and underweighting financials. International Value Fund (Franklin) gained in the health care sector through both stock selection and an overweight position, and in financials through strong stock selection. Underweighting the materials sector also added to performance.

On the downside, Fundamental Value Fund’s (Davis) relative performance was hindered by selection in materials and energy stocks. Relative results for High Income Fund (John Hancock), one of last year’s big performers, were hurt by selection in the gaming and auto sectors. Multi-Sector Bond Fund (Stone Harbor) had an emphasis on shorter-duration bonds, which trailed long-duration bonds as interest rates fell during the period.

The Portfolio’s manager lineup remained the same during the period.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

12	Lifestyle Portfolios | Semiannual report

	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Without sales charge	$13,036	$13,073	$12,673	$13,417	$13,593	$13,859	$13,946

With maximum sales charge	12,936	13,073	12,673	13,417	13,593	13,859	13,946

Index 1	12,507	12,507	11,079	12,507	12,507	12,507	12,544

Index 2	13,772	13,772	13,332	13,772	13,772	13,772	13,778

Index 3	13,685	13,685	13,011	13,685	13,685	13,685	13,698

S&P 500 Index — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

20% S&P 500/80% Barclays Capital U.S. Aggregate Bond Index Blend — is comprised of 20% S&P 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index. It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 6-30-11

	Class A	Class B	Class C	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Average annual returns — 1 year	6.37%	6.14%	10.27%	11.50%	11.56%	11.97%	12.40%	12.46%

Average annual returns — 5 years	4.69%	4.63%	5.03%	—	5.48%	5.73%	6.09%	6.22%

Average annual returns — Since inception	4.62%	4.62%	4.81%	5.07%	5.29%	5.53%	5.89%	6.00%

Cumulative returns — 6 months	–1.53%	–1.74%	2.28%	3.42%	3.40%	3.62%	3.79%	3.80%

Cumulative returns — 1 year	6.37%	6.14%	10.27%	11.50%	11.56%	11.97%	12.40%	12.46%

Cumulative returns — 5 years	25.74%	25.39%	27.80%	—	30.55%	32.10%	34.42%	35.23%

Cumulative returns — Since inception	29.34%	29.36%	30.73%	26.73%	34.17%	35.93%	38.59%	39.46%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-12 for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expenses are as follows:

	Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.33	2.05	2.03	1.59	1.57	1.32	0.95	0.84
Gross (%)	1.33	2.05	2.03	1.59	1.57	1.32	0.95	0.85

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 shares prospectuses.

Semiannual report | Lifestyle Portfolios	13

Your expenses

As a shareholder of a John Hancock Funds II Lifestyle Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (January 1, 2011 through June 30, 2011).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	Lifestyle Portfolios | Semiannual report

Shareholder expense example chart

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		1-1-11	6-30-11	1-1-11–6-30-11	Expense Ratio[2]
Lifestyle Aggressive Portfolio

Class A	Actual	$1,000.00	$1,046.20	$2.79	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	2.76	0.55%

Class B	Actual	1,000.00	1,042.00	6.84	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.10	6.76	1.35%

Class C	Actual	1,000.00	1,042.00	6.33	1.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.26	1.25%

Class R1	Actual	1,000.00	1,044.40	4.56	0.90%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.51	0.90%

Class R3	Actual	1,000.00	1,044.60	4.16	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.11	0.82%

Class R4	Actual	1,000.00	1,045.50	2.79	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	2.76	0.55%

Class R5	Actual	1,000.00	1,047.90	1.12	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.10	0.22%

Class 1	Actual	1,000.00	1,048.00	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%

Lifestyle Growth Portfolio

Class A	Actual	$1,000.00	$1,044.20	$2.79	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	2.76	0.55%

Class B	Actual	1,000.00	1,040.20	6.53	1.29%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.46	1.29%

Class C	Actual	1,000.00	1,040.30	6.32	1.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.26	1.25%

Class R1	Actual	1,000.00	1,042.50	4.30	0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.26	0.85%

Class R3	Actual	1,000.00	1,042.70	3.95	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	3.91	0.78%

Class R4	Actual	1,000.00	1,044.30	2.48	0.49%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.46	0.49%

Class R5	Actual	1,000.00	1,045.80	0.91	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.90	0.18%

Class 1	Actual	1,000.00	1,046.00	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%

Class 5	Actual	1,000.00	1,046.80	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.30	0.06%

Semiannual report | Lifestyle Portfolios	15

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		1-1-11	6-30-11	1-1-11–6-30-11	Expense Ratio[2]
Lifestyle Balanced Portfolio

Class A	Actual	$1,000.00	$1,042.70	$2.79	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	2.76	0.55%

Class B	Actual	1,000.00	1,039.00	6.37	1.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.31	1.26%

Class C	Actual	1,000.00	1,039.00	6.32	1.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.26	1.25%

Class R1	Actual	1,000.00	1,041.00	4.55	0.90%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.51	0.90%

Class R3	Actual	1,000.00	1,040.90	3.85	0.76%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	3.81	0.76%

Class R4	Actual	1,000.00	1,042.40	2.43	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.41	0.48%

Class R5	Actual	1,000.00	1,043.90	0.86	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.85	0.17%

Class 1	Actual	1,000.00	1,044.50	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%

Class 5	Actual	1,000.00	1,044.70	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.30	0.06%

Lifestyle Moderate Portfolio

Class A	Actual	$1,000.00	$1,041.30	$2.78	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	2.76	0.55%

Class B	Actual	1,000.00	1,036.70	6.46	1.28%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.41	1.28%

Class C	Actual	1,000.00	1,036.80	6.31	1.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.26	1.25%

Class R1	Actual	1,000.00	1,038.90	4.95	0.98%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	4.91	0.98%

Class R3	Actual	1,000.00	1,039.00	4.25	0.84%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.21	0.84%

Class R4	Actual	1,000.00	1,040.50	2.93	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	2.91	0.58%

Class R5	Actual	1,000.00	1,042.20	1.11	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.10	0.22%

Class 1	Actual	1,000.00	1,042.90	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%

Class 5	Actual	1,000.00	1,043.20	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.30	0.06%

16	Lifestyle Portfolios | Semiannual report

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		1-1-11	6-30-11	1-1-11–6-30-11	Expense Ratio[2]
Lifestyle Conservative Portfolio

Class A	Actual	$1,000.00	$1,036.40	$2.78	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	2.76	0.55%

Class B	Actual	1,000.00	1,032.60	6.45	1.28%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.41	1.28%

Class C	Actual	1,000.00	1,032.80	6.30	1.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.26	1.25%

Class R1	Actual	1,000.00	1,034.20	4.94	0.98%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	4.91	0.98%

Class R3	Actual	1,000.00	1,034.00	4.44	0.88%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.41	0.88%

Class R4	Actual	1,000.00	1,036.20	2.98	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	2.96	0.59%

Class R5	Actual	1,000.00	1,037.90	1.41	0.28%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.40	0.28%

Class 1	Actual	1,000.00	1,038.00	0.61	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.60	0.12%

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181) and divided by 365 (to reflect the one-half year period).

2 The Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds who expense ratios can vary based on the mix of underlying funds held by the Portfolios. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

	Lifestyle	Lifestyle	Lifestyle	Lifestyle	Lifestyle
Period ended	Aggressive	Growth	Balanced	Moderate	Conservative
6-30-11	0.48%–1.38%	0.48%–1.38%	0.48%–1.38%	0.48%–1.14%	0.48%–1.11%

Semiannual report | Lifestyle Portfolios	17

Portfolio’s investments

Investment companies

Underlying Funds’ Subadvisers
American Century Management, Inc.	(American Century)
Columbia Management Investment
Advisors, LLC	(Columbia)
Davis Selected Advisors, L.P.	(Davis)
Declaration Management &	(Declaration)
Research LLC
Deutsche Asset Management	(Deutsche)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant L.P.	(First Quadrant)
Franklin Mutual Advisers
Franklin Templeton Investment Corp.	(Franklin)
Templeton Investment Counsel, LLC
Frontier Capital Management Company	(Frontier)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management*	(John Hancock)
Lord Abbett	(Lord Abbett)
Marsico Capital Management, LLC	(Marsico)
Pacific Investment Management Company	(PIMCO)
Perimeter Capital Management, LLC	(Perimeter)
QS Investors, LLC	(QS Investors)
Rainier Investment Management, Inc.	(Rainier)
Robeco Investment Management, Inc.	(Robeco)
SSgA Funds Management, Inc.	(SSgA)
Stone Harbor Investment Partners, LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
UBS Global Asset Management
(Americas) Inc.	(UBS)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)
Western Asset Management Company	(WAMCO)

* Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

Lifestyle Aggressive Portfolio

Securities owned by the Portfolio on 6-30-11 (Unaudited)

	Shares	Value
Affiliated Investment Companies — 100.00%

EQUITY 98.00%

John Hancock Funds II (G) 87.97%

All Cap Core, Class NAV (QS Investors)	11,035,776	$103,736,293

All Cap Value, Class NAV (Lord Abbett)	6,739,279	81,882,236

Alpha Opportunities, Class NAV (Wellington)	17,827,929	218,926,973

Blue Chip Growth, Class NAV (T. Rowe Price)	11,758,246	256,212,184

Capital Appreciation, Class NAV (Jennison)	17,533,144	214,255,020

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	4,446,538	46,510,784

Emerging Markets, Class NAV (DFA)	32,259,241	386,143,120

Equity-Income, Class NAV (T. Rowe Price)	13,576,115	201,605,302

Fundamental Value, Class NAV (Davis)	13,270,490	205,825,298

Global Real Estate, Class NAV (Deutsche)	4,331,167	34,129,598

Heritage, Class NAV (American Century)	4,636,546	46,411,826

Index 500, Class NAV (John Hancock2)(A)	18,414,486	180,830,253

International Equity Index, Class NAV (SSgA)	1,451,546	26,737,468

International Growth Stock , Class NAV (Invesco)	3,215,898	37,336,574

International Opportunities, Class NAV (Marsico)	8,073,282	113,671,809

International Small Cap, Class NAV (Franklin)	2,774,177	46,744,876

International Small Company, Class NAV (DFA)	5,180,010	46,257,485

International Value, Class NAV (Franklin)	9,796,488	151,649,629

Large Cap, Class NAV (UBS)	3,010,160	41,088,685

Mid Cap Index, Class NAV (John Hancock2) (A)	3,845,971	81,573,038

Mid Cap Stock, Class NAV (Wellington) (I)	5,469,499	104,959,692

Mid Cap Value Equity, Class NAV (Columbia)	3,344,684	35,453,647

Mid Value, Class NAV (T. Rowe Price)	4,935,125	76,297,029

Mutual Shares, Class NAV (Franklin)	4,378,818	50,049,891

Natural Resources, Class NAV (Wellington)	5,299,026	125,109,999

Optimized Value, Class NAV (John Hancock2) (A)	5,457,523	68,328,187

Real Estate Equity, Class NAV (T. Rowe Price)	2,333,647	20,092,702

Small Cap Growth, Class NAV (Wellington)	2,824,607	33,471,590

Small Cap Index, Class NAV (John Hancock2) (A)	1,338,206	18,975,763

Small Cap Opportunities, Class NAV
(Invesco/DFA) (I)	1,655,351	38,089,621

Small Cap Value, Class NAV (Wellington)	2,172,312	37,906,849

Small Company Growth, Class NAV (Invesco) (I)	2,000,389	29,925,819

Small Company Value, Class NAV (T. Rowe Price)	2,003,779	54,522,827

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2](A)/Perimeter)	2,461,766	30,107,395

Technical Opportunities, Class NAV (Wellington) (I)	5,910,046	69,088,439

U.S. Equity, Class NAV (GMO)	15,571,606	160,543,257

Value, Class NAV (Invesco)	3,600,101	38,053,067

Value & Restructuring, Class NAV (Columbia)	6,373,866	75,785,268

John Hancock Funds III (G) 8.93%

Disciplined Value, Class NAV (Robeco)	5,513,497	74,432,208

International Core, Class NAV (GMO)	4,704,883	147,874,486

Rainier Growth, Class NAV (Rainier)	6,555,310	141,725,796

John Hancock Investment Trust (G) 1.10%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	3,265,811	45,068,194

OTHER 2.00%

John Hancock Funds II (G) 2.00%

Currency Strategies, Class NAV (First Quadrant) (I)	8,992,040	81,557,802

Total Investments (Lifestyle Aggressive Portfolio)
(Cost $3,278,359,184) 100.00%		$4,078,947,979

Other assets and liabilities, net (0.00%)		(87,813)

TOTAL NET ASSETS 100.00%		$4,078,860,166

Percentages are based upon net assets.

See notes to financial statements

18	Lifestyle Portfolios | Semiannual report

Lifestyle Growth Portfolio
Securities owned by the Portfolio on 6-30-11 (Unaudited)

	Shares	Value
Affiliated Investment Companies — 99.99%

EQUITY 81.00%

John Hancock Funds II (G) 72.91%

All Cap Core, Class NAV (QS Investors)	33,722,004	$316,986,837

All Cap Value, Class NAV (Lord Abbett)	16,657,336	202,386,636

Alpha Opportunities, Class NAV (Wellington)	52,703,312	647,196,666

Blue Chip Growth, Class NAV (T. Rowe Price)	31,063,524	676,874,181

Capital Appreciation, Class NAV (Jennison)	44,010,135	537,803,850

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	12,351,834	129,200,180

Emerging Markets, Class NAV (DFA)	70,252,502	840,922,452

Equity-Income, Class NAV (T. Rowe Price)	33,077,514	491,201,082

Fundamental Value, Class NAV (Davis)	38,408,918	595,722,318

Global Real Estate, Class NAV (Deutsche)	22,846,342	180,029,175

Heritage, Class NAV (American Century)	9,044,590	90,536,344

Index 500, Class NAV (John Hancock2)(A)	36,695,990	360,354,626

International Equity Index, Class NAV (SSgA)	5,093,013	93,813,291

International Growth Stock , Class NAV (Invesco)	7,015,207	81,446,548

International Opportunities, Class NAV (Marsico)	19,768,002	278,333,474

International Small Cap, Class NAV (Franklin)	4,988,459	84,055,540

International Small Company, Class NAV (DFA)	9,532,761	85,127,552

International Value, Class NAV (Franklin)	23,652,160	366,135,430

Large Cap, Class NAV (UBS)	9,087,833	124,048,922

Mid Cap Index, Class NAV (John Hancock2) (A)	11,779,917	249,852,046

Mid Cap Stock, Class NAV (Wellington) (I)	11,243,716	215,766,916

Mid Cap Value Equity, Class NAV (Columbia)	5,530,151	58,619,602

Mid Value, Class NAV (T. Rowe Price)	11,182,033	172,874,226

Mutual Shares, Class NAV (Franklin)	12,144,536	138,812,044

Natural Resources, Class NAV (Wellington)	11,556,026	272,837,785

Optimized Value, Class NAV (John Hancock2) (A)	13,103,896	164,060,782

Real Estate Equity, Class NAV (T. Rowe Price)	12,343,257	106,275,439

Small Cap Growth, Class NAV (Wellington)	5,009,511	59,362,702

Small Cap Opportunities, Class NAV
(Invesco/DFA) (I)	2,712,220	62,408,193

Small Cap Value, Class NAV (Wellington)	3,653,192	63,748,209

Small Company Growth, Class NAV (Invesco) (I)	3,475,442	51,992,615

Small Company Value, Class NAV (T. Rowe Price)	3,453,123	93,959,475

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2] (A)/Perimeter)	4,114,561	50,321,077

Technical Opportunities, Class NAV (Wellington) (I)	18,064,674	211,176,038

U.S. Equity, Class NAV (GMO)	47,312,331	487,790,133

Value, Class NAV (Invesco)	5,996,900	63,387,231

Value & Restructuring, Class NAV (Columbia)	16,795,535	199,698,907

John Hancock Funds III (G) 7.47%

Disciplined Value, Class NAV (Robeco)	13,858,561	187,090,576

International Core, Class NAV (GMO)	11,389,728	357,979,143

Rainier Growth, Class NAV (Rainier)	16,996,711	367,468,892

John Hancock Investment Trust (G) 0.62%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	5,452,196	75,240,306

FIXED INCOME 16.97%
John Hancock Funds II (G) 16.97%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	10,260,121	104,345,433

Floating Rate Income, Class NAV (WAMCO)	33,633,659	319,856,092

Global Bond, Class NAV (PIMCO)	9,048,960	115,102,769

Global High Yield, Class NAV (Stone Harbor)	7,168,232	75,911,578

High Income, Class NAV (John Hancock1) (A)	15,320,433	127,312,795

High Yield, Class NAV (WAMCO)	17,175,778	156,814,853

Multi-Sector Bond, Class NAV (Stone Harbor)	17,913,255	186,118,724

Real Return Bond, Class NAV (PIMCO)	7,980,952	100,639,805

Spectrum Income, Class NAV (T. Rowe Price)	18,065,162	194,923,098

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	19,661,894	220,016,589

Total Return, Class NAV (PIMCO)	24,996,351	350,448,842

U.S. High Yield Bond, Class NAV (Wells Capital)	9,553,989	122,004,439

OTHER 2.02%
John Hancock Funds II (G) 2.02%

Currency Strategies, Class NAV (First Quadrant) (I)	27,170,878	246,439,859

Total Investments (Lifestyle Growth Portfolio)
(Cost $10,170,977,394) 99.99%		$12,212,832,317

Other assets and liabilities, net 0.01%		1,117,518

TOTAL NET ASSETS 100.00%		$12,213,949,835

Percentages are based upon net assets.

Lifestyle Balanced Portfolio

Securities owned by the Portfolio on 6-30-11 (Unaudited)

	Shares	Value
Affiliated Investment Companies — 99.99%

EQUITY 59.80%

John Hancock Funds II (G) 53.85%

All Cap Core, Class NAV (QS Investors)	26,917,431	$253,023,856

All Cap Value, Class NAV (Lord Abbett)	13,110,149	159,288,309

Alpha Opportunities, Class NAV (Wellington)	37,785,972	464,011,738

Blue Chip Growth, Class NAV (T. Rowe Price)	24,051,768	524,088,019

Capital Appreciation, Class NAV (Jennison)	31,924,147	390,113,073

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	11,134,226	116,464,004

Emerging Markets, Class NAV (DFA)	45,815,623	548,413,002

Equity-Income, Class NAV (T. Rowe Price)	20,526,242	304,814,698

Fundamental Value, Class NAV (Davis)	29,085,661	451,118,595

Global Real Estate, Class NAV (Deutsche)	21,385,447	168,517,320

Heritage, Class NAV (American Century)	6,573,546	65,801,195

Index 500, Class NAV (John Hancock2)(A)	34,203,042	335,873,870

International Equity Index, Class NAV (SSgA)	635,587	11,707,511

International Growth Stock , Class NAV (Invesco)	6,016,572	69,852,401

International Opportunities, Class NAV (Marsico)	13,078,938	184,151,452

International Small Cap, Class NAV (Franklin)	2,149,288	36,215,509

International Small Company, Class NAV (DFA)	4,084,749	36,476,805

International Value, Class NAV (Franklin)	16,779,499	259,746,651

Large Cap, Class NAV (UBS)	8,530,390	116,439,822

Mid Cap Stock, Class NAV (Wellington) (I)	10,247,729	196,653,921

Mid Cap Value Equity, Class NAV (Columbia)	6,086,746	64,519,511

Mid Value, Class NAV (T. Rowe Price)	8,069,772	124,758,679

Mutual Shares, Class NAV (Franklin)	10,893,904	124,517,324

Natural Resources, Class NAV (Wellington)	8,712,985	205,713,572

Optimized Value, Class NAV (John Hancock2) (A)	10,278,882	128,691,599

Real Estate Equity, Class NAV (T. Rowe Price)	12,445,256	107,153,655

Small Cap Growth, Class NAV (Wellington)	4,546,760	53,879,112

Small Cap Opportunities, Class NAV
(Invesco/DFA) (I)	1,412,498	32,501,583

Small Cap Value, Class NAV (Wellington)	2,140,013	37,343,230

Small Company Growth, Class NAV (Invesco) (I)	2,671,254	39,961,953

Small Company Value, Class NAV (T. Rowe Price)	3,365,674	91,579,980

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2](A)/Perimeter)	3,177,426	38,859,916

Technical Opportunities, Class NAV (Wellington) (I)	17,236,679	201,496,772

U.S. Equity, Class NAV (GMO)	34,616,680	356,897,973

Value, Class NAV (Invesco)	6,099,446	64,471,145

Value & Restructuring, Class NAV (Columbia)	13,374,735	159,025,601

John Hancock Funds III (G) 5.60%

Disciplined Value, Class NAV (Robeco)	11,092,706	149,751,525

International Core, Class NAV (GMO)	8,261,213	259,649,920

Rainier Growth, Class NAV (Rainier)	12,426,923	268,670,076

John Hancock Investment Trust (G) 0.35%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	3,086,593	42,594,982

FIXED INCOME 38.17%
John Hancock Funds II (G) 38.17%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	44,885,685	456,487,420

Core Bond, Class NAV (Wells Capital)	16,942,906	220,088,343

Floating Rate Income, Class NAV (WAMCO)	52,401,141	498,334,848

Global Bond, Class NAV (PIMCO)	29,966,187	381,169,895

Global High Yield, Class NAV (Stone Harbor)	12,392,532	131,236,914

High Income, Class NAV (John Hancock1) (A)	24,215,270	201,228,897

High Yield, Class NAV (WAMCO)	31,401,185	286,692,821

Investment Quality Bond, Class NAV (Wellington)	7,164,563	87,407,671

Multi-Sector Bond, Class NAV (Stone Harbor)	41,573,817	431,951,956

Real Return Bond, Class NAV (PIMCO)	22,575,749	284,680,195

Spectrum Income, Class NAV (T. Rowe Price)	39,989,959	431,491,654

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	39,789,508	445,244,589

Total Return, Class NAV (PIMCO)	38,174,761	535,210,150

U.S. High Yield Bond, Class NAV (Wells Capital)	18,255,071	233,117,251

OTHER 2.02%
John Hancock Funds II (G) 2.02%

Currency Strategies, Class NAV (First Quadrant) (I)	27,024,653	245,113,604

Total Investments (Lifestyle Balanced Portfolio)
(Cost $10,232,083,790) 99.99%		$12,114,266,067

Other assets and liabilities, net 0.01%		836,686

TOTAL NET ASSETS 100.00%		$12,115,102,753

Percentages are based upon net assets.

See notes to financial statements

Semiannual report | Lifestyle Portfolios	19

Lifestyle Moderate Portfolio

Securities owned by the Portfolio on 6-30-11 (Unaudited)

	Shares	Value
Affiliated Investment Companies — 99.97%

EQUITY 38.32%

John Hancock Funds II (G) 33.83%

All Cap Value, Class NAV (Lord Abbett)	906,161	$11,009,858

Alpha Opportunities, Class NAV (Wellington)	6,804,583	83,560,282

Blue Chip Growth, Class NAV (T. Rowe Price)	8,437,472	183,852,506

Capital Appreciation, Class NAV (Jennison)	4,537,890	55,453,013

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	1,113,719	11,649,505

Emerging Markets, Class NAV (DFA)	6,590,054	78,882,942

Equity-Income, Class NAV (T. Rowe Price)	7,991,876	118,679,365

Fundamental Value, Class NAV (Davis)	7,690,187	119,274,806

Global Real Estate, Class NAV (Deutsche)	6,288,414	49,552,699

Index 500, Class NAV (John Hancock2)(A)	10,008,670	98,285,137

International Growth Stock , Class NAV (Invesco)	1,680,917	19,515,451

International Opportunities, Class NAV (Marsico)	2,249,948	31,679,269

International Small Cap, Class NAV (Franklin)	195,401	3,292,504

International Small Company, Class NAV (DFA)	368,203	3,288,051

International Value, Class NAV (Franklin)	3,387,627	52,440,464

Mid Cap Stock, Class NAV (Wellington) (I)	2,868,151	55,039,827

Mid Value, Class NAV (T. Rowe Price)	3,475,108	53,725,163

Natural Resources, Class NAV (Wellington)	1,106,838	26,132,453

Real Estate Equity, Class NAV (T. Rowe Price)	3,782,456	32,566,947

Small Cap Growth, Class NAV (Wellington)	831,771	9,856,487

Small Cap Value, Class NAV (Wellington)	540,251	9,427,373

Small Company Growth, Class NAV (Invesco) (I)	574,591	8,595,876

Small Company Value, Class NAV (T. Rowe Price)	646,684	17,596,264

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2] (A) /Perimeter)	756,836	9,256,101

U.S. Equity, Class NAV (GMO)	9,014,125	92,935,634

Value & Restructuring, Class NAV (Columbia)	3,688,463	43,855,824

John Hancock Funds III (G) 4.49%

Global Shareholder Yield, Class NAV (Epoch)	9,503,844	92,852,561

International Core, Class NAV (GMO)	1,542,761	48,488,982

Rainier Growth, Class NAV (Rainier)	1,325,907	28,666,112

FIXED INCOME 59.62%

John Hancock Funds II (G) 59.62%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	25,949,628	263,907,720

Core Bond, Class NAV (Wells Capital)	14,384,354	186,852,754

Floating Rate Income, Class NAV (WAMCO)	24,591,880	233,868,778

Global Bond, Class NAV (PIMCO)	10,723,763	136,406,259

Global High Yield, Class NAV (Stone Harbor)	5,263,514	55,740,614

High Income, Class NAV (John Hancock1) (A)	6,557,830	54,495,564

High Yield, Class NAV (WAMCO)	9,963,618	90,967,830

Investment Quality Bond, Class NAV (Wellington)	10,148,571	123,812,566

Multi-Sector Bond, Class NAV (Stone Harbor)	17,300,017	179,747,176

Real Return Bond, Class NAV (PIMCO)	9,468,477	119,397,490

Spectrum Income, Class NAV (T. Rowe Price)	16,901,018	182,361,979

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	17,057,142	190,869,417

Total Bond Market, Class NAV (Declaration) (A)	6,229,055	64,034,685

Total Return, Class NAV (PIMCO)	21,419,517	300,301,625

U.S. High Yield Bond, Class NAV (Wells Capital)	5,644,620	72,081,794

OTHER 2.03%

John Hancock Funds II (G) 2.03%

Currency Strategies, Class NAV (First Quadrant) (I)	8,479,603	76,909,996

Total Investments (Lifestyle Moderate Portfolio)
(Cost $3,355,003,060) 99.97%		$3,781,167,703

Other assets and liabilities, net 0.03%		1,182,924

TOTAL NET ASSETS 100.00%		$3,782,350,627

Percentages are based upon net assets.

Lifestyle Conservative Portfolio

Securities owned by the Portfolio on 6-30-11 (Unaudited)

	Shares	Value
Affiliated Investment Companies — 99.95%

EQUITY 20.45%

John Hancock Funds II (G) 16.98%

All Cap Value, Class NAV (Lord Abbett)	429,509	$5,218,537

Blue Chip Growth, Class NAV (T. Rowe Price)	4,394,687	95,760,228

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	543,410	5,684,064

Emerging Markets, Class NAV (DFA)	1,317,609	15,771,775

Equity-Income, Class NAV (T. Rowe Price)	6,054,439	89,908,425

Fundamental Value, Class NAV (Davis)	4,969,682	77,079,760

Global Real Estate, Class NAV (Deutsche)	4,899,588	38,608,753

Index 500, Class NAV (John Hancock2) (A)	5,360,852	52,643,569

International Value, Class NAV (Franklin)	1,900,685	29,422,607

Mid Cap Stock, Class NAV (Wellington) (I)	529,069	10,152,827

Mid Value, Class NAV (T. Rowe Price)	645,122	9,973,582

Natural Resources, Class NAV (Wellington)	816,083	19,267,723

Real Estate Equity, Class NAV (T. Rowe Price)	3,186,172	27,432,938

Small Cap Growth, Class NAV (Wellington)	664,127	7,869,904

Small Company Value, Class NAV (T. Rowe Price)	289,903	7,888,271

U.S. Equity, Class NAV (GMO)	2,982,350	30,748,032

John Hancock Funds III (G) 3.47%

Global Shareholder Yield, Class NAV (Epoch)	7,923,897	77,416,473

International Core, Class NAV (GMO)	939,540	29,529,743

FIXED INCOME 77.43%

John Hancock Funds II (G) 77.43%

Active Bond, Class NAV
(John Hancock1/Declaration)(A)	26,775,980	272,311,721

Core Bond, Class NAV (Wells Capital)	13,379,589	173,800,861

Floating Rate Income, Class NAV (WAMCO)	22,574,521	214,683,698

Global Bond, Class NAV (PIMCO)	10,438,694	132,780,186

Global High Yield, Class NAV (Stone Harbor)	4,663,444	49,385,873

High Income, Class NAV (John Hancock1) (A)	5,611,484	46,631,430

High Yield, Class NAV (WAMCO)	8,434,875	77,010,413

Investment Quality Bond, Class NAV (Wellington)	13,995,204	170,741,486

Multi-Sector Bond, Class NAV (Stone Harbor)	15,750,927	163,652,134

Real Return Bond, Class NAV (PIMCO)	9,421,505	118,805,181

Short Term Government Income, Class NAV
(John Hancock1) (A)	13,766,690	138,079,903

Spectrum Income, Class NAV (T. Rowe Price)	15,359,762	165,731,831

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	16,058,513	179,694,756

Total Bond Market, Class NAV (Declaration) (A)	11,700,648	120,282,666

Total Return, Class NAV (PIMCO)	21,337,140	299,146,709

U.S. High Yield Bond, Class NAV (Wells Capital)	4,949,678	63,207,387

OTHER 2.07%

John Hancock Funds II (G) 2.07%

Currency Strategies, Class NAV (First Quadrant) (I)	7,043,290	63,882,640

Total Investments (Lifestyle Conservative Portfolio)
(Cost $2,825,973,952) 99.95%		$3,080,206,086

Other assets and liabilities, net 0.05%		1,665,474

TOTAL NET ASSETS 100.00%		$3,081,871,560

Percentages are based upon net assets.

Footnote Legend:

(A) The subadviser is an affiliate of the adviser.

(G) The underlying fund’s subadviser is shown parenthetically.

(I) Non-income producing.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

2 Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

See notes to financial statements

20	Lifestyle Portfolios | Semiannual report

Financial statements

Statements of assets and liabilities 6-30-11 (Unaudited)

These Statements of Assets and Liabilities are the Portfolios’ balance sheets. They show the value of what each Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share for each Portfolio. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced
Assets

Investments in affiliated funds, at value (Note 7)	$4,078,947,979	$12,212,832,317	$12,114,266,067
Receivable for investments sold	12,129,931	34,883,627	26,121,053
Receivable for fund shares sold	1,123,835	3,913,139	5,209,607
Dividends and interest receivable	—	3,116,473	5,438,259
Other assets	57,624	101,012	101,100
Total assets	4,092,259,369	12,254,846,568	12,151,136,086

Liabilities

Payable for investments purchased	—	3,224,969	5,641,836
Payable for fund shares repurchased	13,144,001	36,905,958	29,475,930
Distributions payable	—	—	139,101
Payable to affiliates (Note 4): Accounting and legal services fees	128,905	387,529	380,925
Transfer agent fees	49,630	174,496	179,917
Trustees’ fees	909	2,886	3,037
Distribution and service fees	6,440	12,397	17,290
Investment management fees	51	—	—
Other liabilities and accrued expenses	69,267	188,498	195,297
Total liabilities	13,399,203	40,896,733	36,033,333

Net assets

Capital paid-in	$3,976,050,751	$11,828,668,215	$11,881,806,786
Undistributed net investment income (Accumulated net investment loss)	(3,619,487)	34,454,713	6,182
Accumulated net realized loss on investments	(694,159,893)	(1,691,028,016)	(1,648,892,492)
Net unrealized appreciation (depreciation) on investments	800,588,795	2,041,854,923	1,882,182,277
Net assets	$4,078,860,166	$12,213,949,835	$12,115,102,753
Investments in affiliated funds, at cost	$3,278,359,184	$10,170,977,394	$10,232,083,790

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$211,586,066	$721,141,528	$722,366,346
Shares outstanding	16,395,128	53,586,909	53,759,615
Net asset value and redemption price per share	$12.91	$13.46	$13.44
Class B:[1] Net assets	$25,867,346	$100,102,985	$82,733,500
Shares outstanding	2,007,461	7,446,068	6,156,765
Net asset value, offering price and redemption price per share	$12.89	$13.44	$13.44
Class C:[1] Net assets	$126,643,110	$466,644,452	$512,124,634
Shares outstanding	9,823,857	34,740,558	38,083,765
Net asset value, offering price and redemption price per share	$12.89	$13.43	$13.45
Class R1: Net assets	$10,734,077	$15,949,900	$17,510,268
Shares outstanding	830,200	1,181,062	1,306,977
Net asset value, offering price and redemption price per share	$12.93	$13.50	$13.40
Class R3: Net assets	$12,608,128	$24,703,775	$38,560,115
Shares outstanding	979,066	1,839,221	2,874,809
Net asset value, offering price and redemption price per share	$12.88	$13.43	$13.41
Class R4: Net assets	$9,693,432	$21,116,491	$31,988,659
Shares outstanding	752,438	1,569,554	2,384,783
Net asset value, offering price and redemption price per share	$12.88	$13.45	$13.41
Class R5: Net assets	$13,215,955	$27,128,535	$44,672,788
Shares outstanding	1,024,388	2,013,631	3,326,502
Net asset value, offering price and redemption price per share	$12.90	$13.47	$13.43
Class 1: Net assets	$3,668,512,052	$10,720,575,833	$10,604,989,118
Shares outstanding	284,945,549	798,203,738	792,978,670
Net asset value, offering price and redemption price per share	$12.87	$13.43	$13.37
Class 5: Net assets	—	$116,586,336	$60,157,325
Shares outstanding	—	8,687,854	4,496,694
Net asset value, offering price and redemption price per share	—	$13.42	$13.38
Maximum public offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.59	$14.17	$14.15

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Semiannual report | Lifestyle Portfolios	21

F I N A N C I A L  S T A T E M E N T S

Statements of assets and liabilities 6-30-11 (Unaudited)

Continued

	Lifestyle	Lifestyle
	Moderate	Conservative
Assets

Investments in affiliated funds, at value (Note 7)	$3,781,167,703	$3,080,206,086
Receivable for investments sold	11,190,362	7,258,987
Receivable for fund shares sold	2,653,318	3,719,204
Dividends and interest receivable	2,504,325	2,234,415
Other assets	68,422	69,891
Total assets	3,797,584,130	3,093,488,583

Liabilities

Payable for investments purchased	2,593,377	2,316,408
Payable for fund shares repurchased	12,173,436	8,599,931
Distributions payable	170,643	424,682
Payable to affiliates (Note 4): Accounting and legal services fees	122,326	109,479
Transfer agent fees	71,227	71,127
Trustees’ fees	1,017	1,212
Distribution and service fees	5,272	5,115
Other liabilities and accrued expenses	96,205	89,069
Total liabilities	15,233,503	11,617,023

Net assets

Capital paid-in	$3,654,858,030	$2,978,402,439
Undistributed net investment income	2,772	1,905
Accumulated net realized loss on investments	(298,674,818)	(150,764,918)
Net unrealized appreciation (depreciation) on investments	426,164,643	254,232,134
Net assets	$3,782,350,627	$3,081,871,560
Investments in affiliated funds, at cost	$3,355,003,060	$2,825,973,952

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$273,864,525	$264,355,596
Shares outstanding	21,036,840	20,242,160
Net asset value and redemption price per share	$13.02	$13.06
Class B:[1] Net assets	$31,437,568	$33,042,849
Shares outstanding	2,416,287	2,529,458
Net asset value, offering price and redemption price per share	$13.01	$13.06
Class C:[1] Net assets	$216,504,696	$222,787,025
Shares outstanding	16,628,472	17,061,866
Net asset value, offering price and redemption price per share	$13.02	$13.06
Class R1: Net assets	$7,159,664	$5,949,640
Shares outstanding	549,972	455,153
Net asset value, offering price and redemption price per share	$13.02	$13.07
Class R3: Net assets	$11,402,066	$12,321,088
Shares outstanding	876,832	944,551
Net asset value, offering price and redemption price per share	$13.00	$13.04
Class R4: Net assets	$7,927,873	$8,442,254
Shares outstanding	610,554	647,070
Net asset value, offering price and redemption price per share	$12.98	$13.05
Class R5: Net assets	$14,549,514	$12,116,999
Shares outstanding	1,119,356	928,120
Net asset value, offering price and redemption price per share	$13.00	$13.06
Class 1: Net assets	$3,193,254,068	$2,522,856,109
Shares outstanding	245,813,679	193,439,437
Net asset value, offering price and redemption price per share	$12.99	$13.04
Class 5: Net assets	$26,250,653	—
Shares outstanding	2,022,539	—
Net asset value, offering price and redemption price per share	$12.98	—

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.71	$13.75

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

22	Lifestyle Portfolios | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of operations For the six months ended 6-30-11 (Unaudited)

These Statements of Operations summarize the Portfolios’ investment income earned and expenses directly incurred in operating each Portfolio. They also show net gains (losses) for the period stated.

	Lifestyle	Lifestyle	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced	Moderate	Conservative
Investment income

Income distributions received from affiliated
underlying funds	—	$45,336,014	$98,173,391	$47,714,881	$48,108,641
Expenses
Investment management fees (Note 4)	$915,514	2,607,341	2,484,323	751,565	603,741
Distribution and service fees (Note 4)	2,024,045	6,486,270	6,619,594	2,355,996	2,201,280
Transfer agent fees (Note 4)	298,573	1,025,517	1,048,350	407,017	404,216
Accounting and legal services fees (Note 4)	306,596	914,600	890,568	280,208	230,886
State registration fees (Note 4)	41,682	61,215	64,920	48,477	51,650
Professional fees	39,957	88,022	86,676	37,790	33,692
Printing and postage (Note 4)	16,120	73,615	58,163	18,400	18,384
Custodian fees	5,951	5,951	5,951	5,951	5,951
Trustees’ fees (Note 4)	15,468	46,520	45,679	14,367	11,864
Registration and filing fees	20,041	98,127	121,897	69,206	54,946
Other	17,920	41,721	41,152	17,320	14,854
Total expenses before reductions and
amounts recaptured	3,701,867	11,448,899	11,467,273	4,006,297	3,631,464

Net expense reductions and amounts recaptured
(Note 4)	(82,380)	(128,220)	(70,477)	—	—
Total expenses	3,619,487	11,320,679	11,396,796	4,006,297	3,631,464

Net investment income (loss)	(3,619,487)	34,015,335	86,776,595	43,708,584	44,477,177

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated underlying funds	9,299,724	5,917,802	(3,776,026)	904,975	3,624,589
Change in net unrealized appreciation
(depreciation) of
Investments in affiliated underlying funds	179,708,938	492,675,891	417,741,754	106,757,585	61,085,194
Net realized and unrealized gain	189,008,662	498,593,693	413,965,728	107,662,560	64,709,783

Increase in net assets from operations	$185,389,175	$532,609,028	$500,742,323	$151,371,144	$109,186,960

See notes to financial statements	Semiannual report | Lifestyle Portfolios	23

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Portfolios’ net assets have changed during the period. They reflect earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Lifestyle Aggressive		Lifestyle Growth
	Six Months Ended 6-30-11	Year Ended 12-31-10	Six Months Ended 6-30-11	Year Ended 12-31-10
	(Unaudited)		(Unaudited)
Increase (decrease) in net assets

From operations
Net investment income (loss)	($3,619,487)	$25,200,893	$34,015,335	$193,093,652
Net realized gain (loss)	9,299,724	(34,630,916)	5,917,802	155,625,530
Change in net unrealized appreciation (depreciation)	179,708,938	539,816,745	492,675,891	1,163,853,629
Increase in net assets resulting from	185,389,175	530,386,722	532,609,028	1,512,572,811
operations

Distributions to shareholders

From net investment income
Class A	—	(475,639)	—	(7,830,429)
Class B	—	—	—	(552,736)
Class C	—	—	—	(2,857,718)
Class R1	—	—	—	(159,043)
Class R3	—	(11,124)	—	(263,910)
Class R4	—	(31,239)	—	(277,122)
Class R5	—	(69,856)	—	(354,466)
Class 1	—	—	—	(179,130,375)
Class 5	—	(25,224,475)	—	(1,723,497)
From net realized gain
Class A	—	(1,806,250)	—	(5,892,066)
Class B	—	(146,492)	—	(896,445)
Class C	—	(673,946)	—	(4,050,175)
Class R1	—	(79,528)	—	(150,736)
Class R3	—	(122,075)	—	(233,328)
Class R4	—	(81,627)	—	(193,531)
Class R5	—	(113,836)	—	(214,353)
Class 1	—	(34,861,743)	—	(103,498,945)
Class 5	—	—	—	(970,645)

Total distributions	—	(63,697,830)	—	(309,249,520)

From Portfolio share transactions (Note 5)	34,859,024	55,504,569	112,535,395	533,198,162

Total increase	220,248,199	522,193,461	645,144,423	1,736,521,453

Net assets

Beginning of period	3,858,611,967	3,336,418,506	11,568,805,412	9,832,283,959

End of period	$4,078,860,166	$3,858,611,967	$12,213,949,835	$11,568,805,412

Undistributed net investment income	($3,619,487)	—	$34,454,713	$439,378
(Accumulated net investment loss)

24	Lifestyle Portfolios | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifestyle Balanced		Lifestyle Moderate
	Six Months Ended 6-30-11	Year Ended 12-31-10	Six Months Ended 6-30-11	Year Ended 12-31-10
	(Unaudited)		(Unaudited)
Increase (decrease) in net assets

From operations
Net investment income	$86,776,595	$285,812,365	$43,708,584	$113,177,254
Net realized gain (loss)	(3,776,026)	100,111,494	904,975	16,967,318
Change in net unrealized appreciation	417,741,754	939,029,364	106,757,585	243,513,038
(depreciation)
Increase in net assets resulting from	500,742,323	1,324,953,223	151,371,144	373,657,610
operations

Distributions to shareholders

From net investment income
Class A	(3,735,584)	(12,316,849)	(2,607,093)	(6,004,885)
Class B	(153,858)	(1,103,762)	(191,073)	(551,703)
Class C	(980,524)	(6,932,674)	(1,352,410)	(3,984,622)
Class R1	(62,600)	(276,506)	(55,186)	(180,227)
Class R3	(171,325)	(775,357)	(91,195)	(263,761)
Class R4	(184,571)	(662,605)	(77,867)	(196,346)
Class R5	(322,678)	(952,191)	(167,775)	(359,442)
Class 1	(81,561,056)	(261,408,646)	(39,240,525)	(100,806,164)
Class 5	(460,026)	(1,197,779)	(314,469)	(692,426)
From net realized gain
Class A	—	(5,827,726)	—	(2,171,717)
Class B	—	(744,111)	—	(255,928)
Class C	—	(4,473,888)	—	(1,809,705)
Class R1	—	(144,968)	—	(66,482)
Class R3	—	(390,408)	—	(93,970)
Class R4	—	(288,408)	—	(72,832)
Class R5	—	(393,208)	—	(111,349)
Class 1	—	(100,572,024)	—	(30,164,371)
Class 5	—	(482,593)	—	(218,560)

Total distributions	(87,632,222)	(398,943,703)	(44,097,593)	(148,004,490)

From Portfolio share transactions (Note 5)	419,135,934	875,814,605	163,432,887	460,538,401

Total increase	832,246,035	1,801,824,125	270,706,438	686,191,521

Net assets

Beginning of period	11,282,856,718	9,481,032,593	3,511,644,189	2,825,452,668

End of period	$12,115,102,753	$11,282,856,718	$3,782,350,627	$3,511,644,189

Undistributed net investment income	$6,182	$861,809	$2,772	$391,781

See notes to financial statements	Semiannual report | Lifestyle Portfolios	25

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

Continued

Lifestyle Conservative
	Six Months Ended 6-30-11	Year Ended 12-31-10
	(Unaudited)
Increase (decrease) in net assets

From operations
Net investment income	$44,477,177	$102,572,314
Net realized gain	3,624,589	37,379,341
Change in net unrealized appreciation	61,085,194	115,923,453
(depreciation)
Increase in net assets resulting from	109,186,960	255,875,108
operations

Distributions to shareholders
From net investment income
Class A	(3,352,038)	(6,707,189)
Class B	(305,583)	(717,507)
Class C	(2,064,865)	(4,766,114)
Class R1	(72,677)	(256,696)
Class R3	(131,989)	(331,001)
Class R4	(109,682)	(191,961)
Class R5	(176,037)	(394,781)
Class 1	(38,629,455)	(89,108,986)
From net realized gain
Class A	—	(2,079,581)
Class B	—	(269,077)
Class C	—	(1,811,410)
Class R1	—	(81,023)
Class R3	—	(101,731)
Class R4	—	(61,882)
Class R5	—	(101,354)
Class 1	—	(22,926,013)

Total distributions	(44,842,326)	(129,906,306)

From Portfolio share transactions (Note 5)	156,198,301	496,509,122

Total increase	220,542,935	622,477,924

Net assets

Beginning of year	2,861,328,625	2,238,850,701

End of year	$3,081,871,560	$2,861,328,625

Undistributed net investment income	$1,905	$367,054

26	Lifestyle Portfolios | Semiannual report	See notes to financial statements

Financial highlights

These Financial Highlights show how each Portfolio’s net asset value for a share has changed since the beginning of the period.

Lifestyle Aggressive

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net									Expenses
			realized	Total							Expenses	including		Net
	Net asset	Net	and	from	From net						before re-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss) on	invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS A

6-30-2011[4]	12.34	(0.03)	0.60	0.57	—	—	—	—	12.91	4.62[5,6]	0.55[7,8]	0.557, 8	(0.55)[8]	212	6
12-31-2010	10.82	0.04	1.64	1.68	(0.04)	(0.12)	—	(0.16)	12.34	15.50[5]	0.59[7]	0.61[7,9]	0.34	185	19
12-31-2009	8.02	0.06	2.83	2.89	(0.05)	(0.04)	—	(0.09)	10.82	36.04[5]	0.72[7]	0.65[7]	0.70	138	23
12-31-2008	15.22	0.10	(6.58)	(6.48)	(0.09)	(0.63)	—	(0.72)	8.02	(42.40)[5]	0.66[7]	0.61[7]	0.77	78	36
12-31-2007	14.72	0.11	1.05	1.16	(0.12)	(0.54)	—	(0.66)	15.22	8.00[5]	0.59[7]	0.59[7]	0.69	116	21
12-31-2006[10]	14.06	0.08	1.24	1.32	(0.37)	(0.29)	—	(0.66)	14.72	9.40[5,6]	0.65[8,11]	0.64[8,11]	1.69[8]	56	5
8-31-2006[12]	12.63	(0.07)	1.56	1.49	(0.06)	—	—	(0.06)	14.06	11.85[5,6]	0.84[8,11]	0.65[8,11]	(0.59)[8]	35	23

CLASS B

6-30-2011[4]	12.37	(0.09)	0.61	0.52	—	—	—	—	12.89	4.20[5,6]	1.29[7,8]	1.35[7,8,9]	(1.35)[8]	26	6
12-31-2010	10.86	(0.05)	1.64	1.59	—	(0.08)	—	(0.08)	12.37	14.61[5]	1.37[7]	1.35[7,9]	(0.46)	24	19
12-31-2009	8.06	(0.01)	2.84	2.83	—	(0.03)	—	(0.03)	10.86	35.09[5]	1.60[7]	1.35[7]	(0.15)	22	23
12-31-2008	15.23	—[13]	(6.54)	(6.54)	—	(0.63)	—	(0.63)	8.06	(42.84)[5]	1.51[7]	1.35[7]	0.01	16	36
12-31-2007	14.72	(0.02)	1.07	1.05	—	(0.54)	—	(0.54)	15.23	7.23[5]	1.37[7]	1.35[7]	(0.13)	24	21
12-31-2006[10]	14.00	0.05	1.23	1.28	(0.27)	(0.29)	—	(0.56)	14.72	9.15[5,6]	1.54[8,11]	1.35[8,11]	1.07[8]	13	5
8-31-2006[12]	12.63	(0.15)	1.56	1.41	(0.04)	—	—	(0.04)	14.00	11.22[5,6]	2.00[8,11]	1.34[8,11]	(1.23)[8]	8	23

CLASS C

6-30-2011[4]	12.37	(0.08)	0.60	0.52	—	—	—	—	12.89	4.20[5,6]	1.26[7,8]	1.257, 8	(1.25)[8]	127	6
12-31-2010	10.86	(0.04)	1.63	1.59	—	(0.08)	—	(0.08)	12.37	14.61[5]	1.29[7]	1.33[7,9]	(0.39)	111	19
12-31-2009	8.06	(0.01)	2.84	2.83	—	(0.03)	—	(0.03)	10.86	35.09[5]	1.43[7]	1.35[7]	(0.14)	89	23
12-31-2008	15.23	0.01	(6.55)	(6.54)	—	(0.63)	—	(0.63)	8.06	(42.79)[5]	1.36[7]	1.31[7]	0.05	62	36
12-31-2007	14.73	—[13]	1.05	1.05	(0.01)	(0.54)	—	(0.55)	15.23	7.21[5]	1.32[7]	1.31[7]	0.03	95	21
12-31-2006[10]	14.00	0.05	1.24	1.29	(0.27)	(0.29)	—	(0.56)	14.73	9.22[5,6]	1.36[8,11]	1.35[8,11]	1.10[8]	39	5
8-31-2006[12]	12.63	(0.15)	1.57	1.42	(0.05)	—	—	(0.05)	14.00	11.22[5,6]	1.60[8,11]	1.34[8,11]	(1.27)[8]	25	23

CLASS R1

6-30-2011[4]	12.38	(0.06)	0.61	0.55	—	—	—	—	12.93	4.44[5,6]	0.90[7,8]	0.907, 8	(0.90)[8]	11	6
12-31-2010	10.87	—[14]	1.63	1.63	—	(0.12)	—	(0.12)	12.38	14.99[5]	0.91[7]	0.96[7,9]	(0.03)	8	19
12-31-2009	8.05	0.08	2.79	2.87	(0.01)	(0.04)	—	(0.05)	10.87	35.66[5]	1.16[7]	1.05[7]	0.81	6	23
12-31-2008	15.27	0.10	(6.63)	(6.53)	(0.06)	(0.63)	—	(0.69)	8.05	(42.56)[5]	1.49[7]	0.85[7]	0.83	2	36
12-31-2007	14.76	0.15	1.00	1.15	(0.10)	(0.54)	—	(0.64)	15.27	7.92[5]	3.54[7]	0.72[7,16]	0.92	1	21
12-31-2006[10,12]	14.11	0.08	1.23	1.31	(0.37)	(0.29)	—	(0.66)	14.76	9.25[5,6]	12.89[8,11]	0.70[8,11]	1.79[8]	—[15]	5

CLASS R3

6-30-2011[4]	12.33	(0.05)	0.60	0.55	—	—	—	—	12.88	4.46[5,6]	0.82[7,8]	0.82[7,8]	(0.82)[8]	13	6
12-31-2010	10.82	0.01	1.63	1.64	(0.01)	(0.12)	—	(0.13)	12.33	15.21[5]	0.85[7]	0.84[7]	0.06	12	19
12-31-2009	8.03	0.03	2.83	2.86	(0.03)	(0.04)	—	(0.07)	10.82	35.59[5]	0.95[7]	0.95[7]	0.31	10	23
12-31-2008	15.22	0.07	(6.57)	(6.50)	(0.06)	(0.63)	—	(0.69)	8.03	(42.54)[5]	0.91[7]	0.86[7]	0.59	6	36
12-31-2007	14.72	0.11	1.03	1.14	(0.10)	(0.54)	—	(0.64)	15.22	7.85[5]	1.21[7]	0.81[7,16]	0.68	7	21
12-31-2006[10]	14.06	0.08	1.24	1.32	(0.37)	(0.29)	—	(0.66)	14.72	9.36[5,6]	2.21[8,11]	0.72[8,11]	1.70[8]	2	5
8-31-2006[12]	12.63	(0.05)	1.54	1.49	(0.06)	—	—	(0.06)	14.06	11.81[5,6]	8.07[8,11]	0.69[8,11]	(0.47)[8]	1	23

CLASS R4

6-30-2011[4]	12.32	(0.03)	0.59	0.56	—	—	—	—	12.88	4.55[5,6]	0.56[7,8]	0.55[7,8]	(0.55)[8]	10	6
12-31-2010	10.81	0.04	1.64	1.68	(0.05)	(0.12)	—	(0.17)	12.32	15.56[5]	0.55[7]	0.55[7]	0.34	8	19
12-31-2009	8.01	0.06	2.83	2.89	(0.05)	(0.04)	—	(0.09)	10.81	36.09[5]	0.62[7]	0.62[7]	0.68	9	23
12-31-2008	15.21	0.18	(6.66)	(6.48)	(0.09)	(0.63)	—	(0.72)	8.01	(42.38)[5]	0.66[7]	0.56[7]	1.56	6	36
12-31-2007	14.71	0.11	1.07	1.18	(0.14)	(0.54)	—	(0.68)	15.21	8.13[5]	0.96[7]	0.54[7,16]	0.70	5	21
12-31-2006[10]	14.07	0.08	1.25	1.33	(0.40)	(0.29)	—	(0.69)	14.71	9.46[5,6]	1.38[8,11]	0.53[8,11]	1.71[8]	2	5
8-31-2006[12]	12.63	(0.05)	1.55	1.50	(0.06)	—	—	(0.06)	14.07	11.94[5,6]	4.08[8,11]	0.49[8,11]	(0.38)[8]	2	23

See notes to financial statements	Semiannual report | Lifestyle Portfolios	27

Financial highlights

Continued

Lifestyle Aggressive continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS R5

6-30-2011[4]	12.31	(0.01)	0.60	0.59	—	—	—	—	12.90	4.79[5,6]	0.23[7,8]	0.22[7,8]	(0.22)[8]	13	6
12-31-2010	10.80	0.08	1.63	1.71	(0.08)	(0.12)	—	(0.20)	12.31	15.84[5]	0.26[7]	0.25[7]	0.68	11	19
12-31-2009	8.00	0.09	2.83	2.92	(0.08)	(0.04)	—	(0.12)	10.80	36.51[5]	0.32[7]	0.32[7]	0.97	10	23
12-31-2008	15.21	0.17	(6.62)	(6.45)	(0.13)	(0.63)	—	(0.76)	8.00	(42.18)[5]	0.32[7]	0.24[7]	1.42	6	36
12-31-2007	14.71	0.22	1.00	1.22	(0.18)	(0.54)	—	(0.72)	15.21	8.42[5]	1.11[7]	0.23[7,16]	1.40	3	21
12-31-2006[10]	14.09	0.09	1.26	1.35	(0.44)	(0.29)	—	(0.73)	14.71	9.57[5,6]	4.07[8,11]	0.23[8,11]	1.90[8]	1	5
8-31-2006[12]	12.63	0.01	1.52	1.53	(0.07)	—	—	(0.07)	14.09	12.16[5,6]	8.26[8,11]	0.20[8,11]	0.05[8]	—[15]	23

CLASS 1

6-30-2011[4]	12.28	(0.01)	0.60	0.59	—	—	—	—	12.87	4.80[5,6]	0.12[7,8]	0.11[7,8]	(0.11)[8]	3,669	6
12-31-2010	10.77	0.09	1.63	1.72	(0.09)	(0.12)	—	(0.21)	12.28	16.01[5]	0.12[7]	0.11[7]	0.79	3,499	19
12-31-2009	7.98	0.10	2.83	2.93	(0.10)	(0.04)	—	(0.14)	10.77	36.70[5]	0.11[7]	0.11[7]	1.11	3,052	23
12-31-2008	15.18	0.15	(6.57)	(6.42)	(0.15)	(0.63)	—	(0.78)	7.98	(42.08)[5]	0.12[7]	0.12[7]	1.24	2,120	36
12-31-2007	14.68	0.15	1.09	1.24	(0.20)	(0.54)	—	(0.74)	15.18	8.54	0.11[7]	0.11[7]	0.94	3,416	21
12-31-2006[10]	14.07	0.10	1.25	1.35	(0.45)	(0.29)	—	(0.74)	14.68	9.59[6]	0.11[8,11]	0.11[8,11]	2.09[8]	2,782	5
8-31-2006[12]	12.60	0.06	1.48	1.54	(0.07)	—	—	(0.07)	14.07	12.27[6]	0.11[8,11]	0.11[8,11]	0.48[8]	2,422	23

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Unaudited.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows: 0.48%–1.38%, 0.48%–1.39%, 0.49%–1.40%, 0.49%–2.84% and 0.79%–0.91%, for the
periods ended 6-30-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.
8 Annualized.
9 Includes the impact of expense recapture for the following periods ended: 6-30-11: 0.08% of average net assets for Class B shares. 12-31-10: 0.03%, 0.03%, 0.05% and
0.05% of average net assets for Class A, Class B, Class C and Class R1 shares, respectively. See Note 4.
10 The fiscal year-end changed from August 31 to December 31.
11 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
12 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and
10-15-05, respectively.
13 Less than $0.005 per share.
14 Less than ($0.005) per share.
15 Less than $500,000.
16 Includes transfer agent fee earned credits of less that 0.01% of average net assets.

Lifestyle Growth

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

6-30-2011[4]	12.89	0.01	0.56	0.57	—	—	—	—	13.46	4.42[5,6]	0.55[7,8]	0.55[7,8]	0.22[8]	721	5
12-31-2010	11.50	0.19	1.51	1.70	(0.18)	(0.13)	—	(0.31)	12.89	14.77[5]	0.56[7]	0.55[7]	1.58	593	19
12-31-2009	8.73	0.21	2.81	3.02	(0.21)	(0.04)	—	(0.25)	11.50	34.54[5]	0.64[7]	0.62[7]	2.17	417	26
12-31-2008	15.05	0.27	(5.85)	(5.58)	(0.26)	(0.48)	—	(0.74)	8.73	(36.89)[5]	0.59[7]	0.57[7]	2.14	251	37
12-31-2007	14.72	0.28	0.73	1.01	(0.23)	(0.45)	—	(0.68)	15.05	6.96[5]	0.54[7]	0.53[7]	1.79	332	18
12-31-2006[9]	14.63	0.16	1.01	1.17	(0.43)	(0.36)	(0.29)	(1.08)	14.72	8.00[5,6]	0.58[8,10]	0.58[8,10]	3.18[8]	165	4
8-31-2006[11]	13.35	0.07	1.28	1.35	(0.07)	—	—	(0.07)	14.63	10.18[5,6]	0.72[8,10]	0.61[8,10]	0.55[8]	103	26

28	Lifestyle Portfolios | Semiannual report							See notes to financial statements

Financial highlights

Continued

Lifestyle Growth continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come	(loss) on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS B

6-30-2011[4]	12.92	(0.04)	0.56	0.52	—	—	—	—	13.44	4.02[5,6]	1.26[7,8]	1.29[7,8,12]	(0.53)[8]	100	5
12-31-2010	11.54	0.08	1.51	1.59	(0.08)	(0.13)	—	(0.21)	12.92	13.81[5]	1.29[7]	1.35[7,12]	0.69	89	19
12-31-2009	8.77	0.13	2.81	2.94	(0.13)	(0.04)	—	(0.17)	11.54	33.53[5]	1.48[7]	1.35[7]	1.32	75	26
12-31-2008	15.06	0.16	(5.81)	(5.65)	(0.16)	(0.48)	—	(0.64)	8.77	(37.35)[5]	1.41[7]	1.32[7]	1.30	54	37
12-31-2007	14.73	0.16	0.73	0.89	(0.11)	(0.45)	—	(0.56)	15.06	6.14[5]	1.30[7]	1.29[7]	1.02	78	18
12-31-2006[9]	14.57	0.12	1.01	1.13	(0.36)	(0.36)	(0.25)	(0.97)	14.73	7.77[5,6]	1.40[8,10]	1.35[8,10]	2.45[8]	39	4
8-31-2006[11]	13.35	(0.02)	1.30	1.28	(0.06)	—	—	(0.06)	14.57	9.57[5,6]	1.69[8,10]	1.34[8,10]	(0.19)[8]	24	26

CLASS C

6-30-2011[4]	12.91	(0.03)	0.55	0.52	—	—	—	—	13.43	4.03[5,6]	1.25[7,8]	1.25[7,8,12]	(0.49)[8]	467	5
12-31-2010	11.53	0.10	1.51	1.61	(0.10)	(0.13)	—	(0.23)	12.91	13.93[5]	1.25[7]	1.25[7]	0.84	404	19
12-31-2009	8.76	0.14	2.81	2.95	(0.14)	(0.04)	—	(0.18)	11.53	33.63[5]	1.35[7]	1.34[7]	1.37	305	26
12-31-2008	15.05	0.17	(5.81)	(5.64)	(0.17)	(0.48)	—	(0.65)	8.76	(37.33)[5]	1.30[7]	1.29[7]	1.36	206	37
12-31-2007	14.72	0.16	0.74	0.90	(0.12)	(0.45)	—	(0.57)	15.05	6.19[5]	1.25[7]	1.25[7]	1.05	294	18
12-31-2006[9]	14.57	0.13	0.99	1.12	(0.36)	(0.36)	(0.25)	(0.97)	14.72	7.73[5,6]	1.29[8,10]	1.29[8,10]	2.53[8]	152	4
8-31-2006[11]	13.35	(0.02)	1.30	1.28	(0.06)	—	—	(0.06)	14.57	9.57[5,6]	1.44[8,10]	1.33[8,10]	(0.14)[8]	93	26

CLASS R1

6-30-2011[4]	12.95	(0.01)	0.56	0.55	—	—	—	—	13.50	4.25[5,6]	0.85[7,8]	0.85[7,8]	(0.11)[8]	16	5
12-31-2010	11.57	0.15	1.50	1.65	(0.14)	(0.13)	—	(0.27)	12.95	14.28[5]	0.87[7]	0.86[7]	1.24	15	19
12-31-2009	8.77	0.25	2.75	3.00	(0.16)	(0.04)	—	(0.20)	11.57	34.15[5]	1.02[7]	1.02[7]	2.45	11	26
12-31-2008	15.10	0.34	(5.96)	(5.62)	(0.23)	(0.48)	—	(0.71)	8.77	(37.05)[5]	1.34[7]	0.83[7]	2.81	3	37
12-31-2007	14.77	0.32	0.66	0.98	(0.20)	(0.45)	—	(0.65)	15.10	6.75[5]	2.42[7]	0.73[7]	2.02	2	18
12-31-2006[9,11]	14.70	0.14	1.00	1.14	(0.42)	(0.36)	(0.29)	(1.07)	14.77	7.75[5,6]	12.95[8,10]	0.69[8,10]	3.23[8]	—[13]	4

CLASS R3

6-30-2011[4]	12.88	—	0.55	0.55	—	—	—	—	13.43	4.27[5,6]	0.79[7,8]	0.78[7,8]	(0.02)[8]	25	5
12-31-2010	11.50	0.15	1.51	1.66	(0.15)	(0.13)	—	(0.28)	12.88	14.46[5]	0.81[7]	0.81[7]	1.24	23	19
12-31-2009	8.73	0.18	2.81	2.99	(0.18)	(0.04)	—	(0.22)	11.50	34.26[5]	0.88[7]	0.88[7]	1.77	19	26
12-31-2008	15.03	0.24	(5.84)	(5.60)	(0.22)	(0.48)	—	(0.70)	8.73	(37.06)[5]	0.84[7]	0.83[7]	1.93	12	37
12-31-2007	14.71	0.28	0.69	0.97	(0.20)	(0.45)	—	(0.65)	15.03	6.69[5]	0.98[7]	0.80[7]	1.83	14	18
12-31-2006[9]	14.61	0.16	1.01	1.17	(0.42)	(0.36)	(0.29)	(1.07)	14.71	8.00[5,6]	1.35[8,10]	0.71[8,10]	3.13[8]	4	4
8-31-2006[11]	13.35	0.07	1.26	1.33	(0.07)	—	—	(0.07)	14.61	9.98[5,6]	5.07[8,10]	0.68[8,10]	0.62[8]	2	26

CLASS R4

6-30-2011[4]	12.88	0.02	0.55	0.57	—	—	—	—	13.45	4.43[5,6]	0.49[7,8]	0.49[7,8]	0.27[8]	21	5
12-31-2010	11.50	0.19	1.51	1.70	(0.19)	(0.13)	—	(0.32)	12.88	14.80[5]	0.48[7]	0.48[7]	1.57	19	19
12-31-2009	8.72	0.21	2.82	3.03	(0.21)	(0.04)	—	(0.25)	11.50	34.73[5]	0.54[7]	0.54[7]	2.11	16	26
12-31-2008	15.03	0.29	(5.86)	(5.57)	(0.26)	(0.48)	—	(0.74)	8.72	(36.87)[5]	0.56[7]	0.56[7]	2.34	13	37
12-31-2007	14.71	0.27	0.74	1.01	(0.24)	(0.45)	—	(0.69)	15.03	6.95[5]	0.64[7]	0.53[7]	1.76	15	18
12-31-2006[9]	14.64	0.16	1.01	1.17	(0.44)	(0.36)	(0.30)	(1.10)	14.71	8.04[5,6]	0.80[8,10]	0.53[8,10]	3.12[8]	7	4
8-31-2006[11]	13.35	0.08	1.29	1.37	(0.08)	—	—	(0.08)	14.64	10.26[5,6]	1.78[8,10]	0.49[8,10]	0.69[8]	5	26

CLASS R5

6-30-2011[4]	12.88	0.04	0.55	0.59	—	—	—	—	13.47	4.58[5,6]	0.19[7,8]	0.18[7,8]	0.58[8]	27	5
12-31-2010	11.50	0.21	1.52	1.73	(0.22)	(0.13)	—	(0.35)	12.88	15.06[5]	0.21[7]	0.21[7]	1.80	22	19
12-31-2009	8.72	0.25	2.81	3.06	(0.24)	(0.04)	—	(0.28)	11.50	35.09[5]	0.26[7]	0.26[7]	2.48	18	26
12-31-2008	15.04	0.33	(5.87)	(5.54)	(0.30)	(0.48)	—	(0.78)	8.72	(36.64)[5]	0.24[7]	0.24[7]	2.67	10	37
12-31-2007	14.71	0.39	0.67	1.06	(0.28)	(0.45)	—	(0.73)	15.04[6]	7.31[5]	0.54[7]	0.21[7]	2.53	8	18
12-31-2006[9]	14.66	0.18	1.02	1.20	(0.47)	(0.36)	(0.32)	(1.15)	14.71	8.15[5,6]	1.40[8,10]	0.20[8,10]	3.54[8]	2	4
8-31-2006[11]	13.35	0.09	1.30	1.39	(0.08)	—	—	(0.08)	14.66	10.47[5,6]	2.52[8,10]	0.19[8,10]	0.70[8]	2	26

See notes to financial statements	Semiannual report | Lifestyle Portfolios	29

Financial highlights

Continued

Lifestyle Growth continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS 1

6-30-2011[4]	12.84	0.04	0.55	0.59	—	—	—	—	13.43	4.60[5,6]	0.11[7,8]	0.11[7,8]	0.64[8]	10,721	5
12-31-2010	11.45	0.23	1.52	1.75	(0.23)	(0.13)	—	(0.36)	12.84	15.30[5]	0.11[7]	0.11[7]	1.92	10,305	19
12-31-2009	8.68	0.25	2.81	3.06	(0.25)	(0.04)	—	(0.29)	11.45	35.27[5]	0.11[7]	0.11[7]	2.55	8,903	26
12-31-2008	15.00	0.32	(5.85)	(5.53)	(0.31)	(0.48)	—	(0.79)	8.68	(36.63)[5]	0.12[7]	0.12[7]	2.49	6,345	37
12-31-2007	14.67	0.30	0.77	1.07	(0.29)	(0.45)	—	(0.74)	15.00[6]	7.44[5]	0.11[7]	0.11[7]	1.94	9,574	18
12-31-2006[9]	14.63	0.17	1.03	1.20	(0.48)	(0.36)	(0.32)	(1.16)	14.67	8.18[6]	0.11[8,10]	0.11[8,10]	3.34[8]	8,059	4
8-31-2006[11]	13.31	0.15	1.25	1.40	(0.08)	—	—	(0.08)	14.63	10.58[6]	0.11[8,10]	0.11[8,10]	1.17[8]	7,081	26

CLASS 5

6-30-2011[4]	12.82	0.05	0.55	0.60	—	—	—	—	13.42	4.68[5,6]	0.06[7,8]	0.06[7,8]	0.71[8]	117	5
12-31-2010	11.44	0.25	1.50	1.75	(0.24)	(0.13)	—	(0.37)	12.82	15.28[5]	0.06[7]	0.06[7]	2.07	98	19
12-31-2009	8.67	0.27	2.80	3.07	(0.26)	(0.04)	—	(0.30)	11.44	35.37[5]	0.07[7]	0.07[7]	2.70	68	26
12-31-2008	14.98	0.35	(5.86)	(5.51)	(0.32)	(0.48)	—	(0.80)	8.67	(36.57)[5]	0.07[7]	0.07[7]	2.78	41	37
12-31-2007	14.66	0.37	0.70	1.07	(0.30)	(0.45)	—	(0.75)	14.98	7.42[5]	0.06[7]	0.06[7]	2.39	46	18
12-31-2006[9]	14.62	0.24	0.97	1.21	(0.48)	(0.36)	(0.33)	(1.17)	14.66	8.24[6]	0.06[8,10]	0.06[8,10]	4.68[8]	15	4
8-31-2006[11]	14.40	—[14]	0.22	0.22	—	—	—	—	14.62	1.53[6]	0.06[8,10]	0.06[8,10]	(0.02)[8]	3	26

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Unaudited.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows: 0.48%–1.38%, 0.48%–1.39%, 0.49%–1.40%, 0.49–2.84% and 0.79%–0.91% for the
periods ended 6-30-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.
8 Annualized.
9 The fiscal year-end changed from August 31 to December 31.
10 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
11 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1, Class 1 and Class 5 shares are
9-18-06, 10-15-05 and 7-3-06, respectively.
12 Includes the impact of expense recapture for the following periods ended: 6-30-11: 0.01% of average net assets for Class C shares. 12-31-10: 0.07% of average net assets for Class B shares. See Note 4.
13 Less than $500,000.
14 Less than $0.005 per share.

Lifestyle Balanced

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

6-30-2011[4]	12.96	0.08	0.47	0.55	(0.07)	—	—	(0.07)	13.44	4.27[5,6]	0.55[7,8]	0.55[7,8]	1.16[8]	722	5
12-31-2010	11.85	0.31	1.23	1.54	(0.30)	(0.13)	—	(0.43)	12.96	13.13[5]	0.54[7]	0.54[7]	2.55	588	19
12-31-2009	9.22	0.35	2.65	3.00	(0.33)	(0.04)	—	(0.37)	11.85	32.87[5]	0.57[7]	0.56[7]	3.35	408	31[9]
12-31-2008	14.54	0.45	(4.96)	(4.51)	(0.42)	(0.39)	—	(0.81)	9.22	(31.63)[5]	0.54[7]	0.54[7]	3.60	249	36
12-31-2007	14.37	0.42	0.42	0.84	(0.35)	(0.32)	—	(0.67)	14.54	5.90[5]	0.51[7]	0.50[7]	2.84	284	14
12-31-2006[10]	14.38	0.24	0.81	1.05	(0.43)	(0.27)	(0.36)	(1.06)	14.37	7.25[6]	0.55[8,11]	0.55[8,11]	4.77[8]	125	3
8-31-2006[12]	13.35	0.19	1.01	1.20	(0.17)	—[13]	—	(0.17)	14.38	9.08[5,6]	0.70[8,11]	0.58[8,11]	1.60[8]	81	23

30	Lifestyle Portfolios | Semiannual report	See notes to financial statements

Financial highlights

Continued

Lifestyle Balanced continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS B

6-30-2011[4]	12.96	0.03	0.48	0.51	(0.03)	—	—	(0.03)	13.44	3.90[5,6]	1.26[7,8]	1.26[7,8]	0.42[8]	83	5
12-31-2010	11.85	0.20	1.24	1.44	(0.20)	(0.13)	—	(0.33)	12.96	12.23[5]	1.28[7]	1.31[7,14]	1.67	74	19
12-31-2009	9.21	0.25	2.68	2.93	(0.25)	(0.04)	—	(0.29)	11.85	31.99[5]	1.40[7]	1.35[7]	2.44	64	31[9]
12-31-2008	14.53	0.33	(4.94)	(4.61)	(0.32)	(0.39)	—	(0.71)	9.21	(32.22)[5]	1.36[7]	1.32[7]	2.66	46	36
12-31-2007	14.37	0.29	0.42	0.71	(0.23)	(0.32)	—	(0.55)	14.53	5.02[5]	1.30[7]	1.30[7]	1.95	60	14
12-31-2006[10]	14.37	0.20	0.81	1.01	(0.40)	(0.27)	(0.34)	(1.01)	14.37	6.96[6]	1.41[8,11]	1.34[8,11]	4.00[8]	32	3
8-31-2006[12]	13.35	0.10	1.02	1.12	(0.10)	—[13]	—	(0.10)	14.37	8.47[5,6]	1.73[8,11]	1.34[8,11]	0.84[8]	20	23

CLASS C

6-30-2011[4]	12.97	0.03	0.48	0.51	(0.03)	—	—	(0.03)	13.45	3.90[5,6]	1.25[7,8]	1.25[7,8]	0.44[8]	512	5
12-31-2010	11.86	0.22	1.23	1.45	(0.21)	(0.13)	—	(0.34)	12.97	12.34[5]	1.24[7]	1.24[7]	1.82	448	19
12-31-2009	9.22	0.27	2.67	2.94	(0.26)	(0.04)	—	(0.30)	11.86	32.08[5]	1.27[7]	1.26[7]	2.63	327	31[9]
12-31-2008	14.55	0.34	(4.95)	(4.61)	(0.33)	(0.39)	—	(0.72)	9.22	(32.19)[5]	1.24[7]	1.24[7]	2.76	209	36
12-31-2007	14.39	0.31	0.42	0.73	(0.25)	(0.32)	—	(0.57)	14.55	5.10[5]	1.22[7]	1.21[7]	2.09	268	14
12-31-2006[10]	14.38	0.20	0.82	1.02	(0.40)	(0.27)	(0.34)	(1.01)	14.39	7.03[6]	1.25[8,11]	1.25[8,11]	4.10[8]	128	3
8-31-2006[12]	13.35	0.12	1.01	1.13	(0.10)	—[13]	—	(0.10)	14.38	8.55[5,6]	1.41[8,11]	1.29[8,11]	0.97[8]	79	23

CLASS R1

6-30-2011[4]	12.92	0.05	0.48	0.53	(0.05)	—	—	(0.05)	13.40	4.10[5,6]	0.90[7,8]	0.90[7,8]	0.78[8]	18	5
12-31-2010	11.82	0.26	1.23	1.49	(0.26)	(0.13)	—	(0.39)	12.92	12.75[5]	0.88[7]	0.88[7]	2.17	15	19
12-31-2009	9.20	0.43	2.51	2.94	(0.28)	(0.04)	—	(0.32)	11.82	32.21[5]	1.07[7]	1.07[7]	3.96	10	31[9]
12-31-2008	14.53	0.44	(5.01)	(4.57)	(0.37)	(0.39)	—	(0.76)	9.20	(32.01)[5]	2.58[7]	1.06[7]	3.69	1	36
12-31-2007	14.38	0.49	0.31	0.80	(0.33)	(0.32)	—	(0.65)	14.53	5.58[5]	7.35[7]	0.78[7,15]	3.25	1	14
12-31-2006[10,12]	14.44	0.21	0.78	0.99	(0.42)	(0.27)	(0.36)	(1.05)	14.38	6.84[5,6]	13.06[8,11]	0.70[8,11]	4.96[8]	—[16]	3

CLASS R3

6-30-2011[4]	12.94	0.06	0.47	0.53	(0.06)	—	—	(0.06)	13.41	4.09[5,6]	0.77[7,8]	0.76[7,8]	0.89[8]	39	5
12-31-2010	11.83	0.28	1.23	1.51	(0.27)	(0.13)	—	(0.40)	12.94	12.89[5]	0.79[7]	0.79[7]	2.28	39	19
12-31-2009	9.20	0.30	2.67	2.97	(0.30)	(0.04)	—	(0.34)	11.83	32.62[5]	0.84[7]	0.84[7]	2.94	30	31[9]
12-31-2008	14.52	0.40	(4.95)	(4.55)	(0.38)	(0.39)	—	(0.77)	9.20	(31.89)[5]	0.81[7]	0.80[7]	3.21	20	36
12-31-2007	14.36	0.43	0.37	0.80	(0.32)	(0.32)	—	(0.64)	14.52	5.65[5]	0.85[7]	0.76[7,15]	2.90	23	14
12-31-2006[10]	14.37	0.22	0.82	1.04	(0.42)	(0.27)	(0.36)	(1.05)	14.36	7.22[5,6]	1.24[8,11]	0.72[8,11]	4.55[8]	5	3
8-31-2006[12]	13.35	0.36	0.82	1.18	(0.16)	—[13]	—	(0.16)	14.37	8.92[5,6]	3.70[8]	0.69[8,11]	3.10[8]	3	23

CLASS R4

6-30-2011[4]	12.94	0.08	0.47	0.55	(0.08)	—	—	(0.08)	13.41	4.24[5,6]	0.48[7,8]	0.48[7,8]	1.20[8]	32	5
12-31-2010	11.84	0.31	1.23	1.54	(0.31)	(0.13)	—	(0.44)	12.94	13.19[5]	0.45[7]	0.45[7]	2.53	29	19
12-31-2009	9.20	0.35	2.66	3.01	(0.33)	(0.04)	—	(0.37)	11.84	33.10[5]	0.53[7]	0.53[7]	3.37	24	31[9]
12-31-2008	14.52	0.43	(4.94)	(4.51)	(0.42)	(0.39)	—	(0.81)	9.20	(31.68)[5]	0.52[7]	0.52[7]	3.51	14	36
12-31-2007	14.36	0.39	0.45	0.84	(0.36)	(0.32)	—	(0.68)	14.52	5.91[5]	0.58[7]	0.51[7,15]	2.63	18	14
12-31-2006[10]	14.38	0.23	0.81	1.04	(0.43)	(0.27)	(0.36)	(1.06)	14.36	7.27[5,6]	0.70[8,11]	0.52[8,11]	4.55[8]	10	3
8-31-2006[12]	13.35	0.16	1.06	1.22	(0.19)	—[13]	—	(0.19)	14.38	9.19[5,6]	1.46[8,11]	0.48[8,11]	1.37[8]	7	23

CLASS R5

6-30-2011[4]	12.96	0.10	0.47	0.57	(0.10)	—	—	(0.10)	13.43	4.39[5,6]	0.17[7,8]	0.17[7,8]	1.50[8]	45	5
12-31-2010	11.85	0.35	1.23	1.58	(0.34)	(0.13)	—	(0.47)	12.96	13.52[5]	0.18[7]	0.18[7]	2.89	38	19
12-31-2009	9.21	0.39	2.65	3.04	(0.36)	(0.04)	—	(0.40)	11.85	33.45[5]	0.22[7]	0.22[7]	3.74	27	31[9]
12-31-2008	14.52	0.54	(5.01)	(4.47)	(0.45)	(0.39)	—	(0.84)	9.21	(31.40)[5]	0.21[7]	0.21[7]	4.46	15	36
12-31-2007	14.36	0.50	0.38	0.88	(0.40)	(0.32)	—	(0.72)	14.52	6.18[5]	0.43[7]	0.21[7,15]	3.35	10	14
12-31-2006[10]	14.38	0.24	0.82	1.06	(0.44)	(0.27)	(0.37)	(1.08)	14.36	7.41[5,6]	1.69[8,11]	0.20[8,11]	4.85[8]	2	3
8-31-2006[12]	13.35	0.18	1.06	1.24	(0.21)	—[13]	—	(0.21)	14.38	9.39[5,6]	2.58[8,11]	0.19[8,11]	1.48[8]	1	23

See notes to financial statements	Semiannual report | Lifestyle Portfolios	31

Financial highlights

Continued

Lifestyle Balanced continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS 1

6-30-2011[4]	12.90	0.10	0.47	0.57	(0.10)	—	—	(0.10)	13.37	4.45[5,6]	0.11[7,8]	0.11[7,8]	1.56[8]	10,605	5
12-31-2010	11.80	0.35	1.23	1.58	(0.35)	(0.13)	—	(0.48)	12.90	13.57[5]	0.11[7]	0.11[7]	2.88	10,003	19
12-31-2009	9.17	0.38	2.66	3.04	(0.37)	(0.04)	—	(0.41)	11.80	33.59	0.11[7]	0.11[7]	3.65	8,557	31[9]
12-31-2008	14.47	0.47	(4.91)	(4.44)	(0.47)	(0.39)	—	(0.86)	9.17	(31.37)	0.12[7]	0.12[7]	3.79	6,241	36
12-31-2007	14.31	0.42	0.47	0.89	(0.41)	(0.32)	—	(0.73)	14.47	6.30	0.11[7]	0.11[7]	2.84	8,928	14
12-31-2006[10]	14.34	0.24	0.82	1.06	(0.45)	(0.27)	(0.37)	(1.09)	14.31	7.40[6]	0.11[8,11]	0.11[8,11]	4.84[8]	7,609	3
8-31-2006[12]	13.31	0.22	1.03	1.25	(0.22)	—[13]	—	(0.22)	14.34	9.47[6]	0.11[8,11]	0.11[8,11]	1.81[8]	6,736	23

CLASS 5

6-30-2011[4]	12.91	0.11	0.47	0.58	(0.11)	—	—	(0.11)	13.38	4.47[5,6]	0.06[7,8]	0.06[7,8]	1.64[8]	60	5
12-31-2010	11.80	0.37	1.23	1.60	(0.36)	(0.13)	—	(0.49)	12.91	13.71[5]	0.06[7]	0.06[7]	3.07	49	19
12-31-2009	9.17	0.40	2.65	3.05	(0.38)	(0.04)	—	(0.42)	11.80	33.66	0.07[7]	0.07[7]	3.89	32	31[9]
12-31-2008	14.48	0.50	(4.95)	(4.45)	(0.47)	(0.39)	—	(0.86)	9.17	(31.38)	0.07[7]	0.07[7]	4.07	18	36
12-31-2007	14.32	0.50	0.40	0.90	(0.42)	(0.32)	—	(0.74)	14.48	6.35	0.06[7]	0.06[7]	3.39	19	14
12-31-2006[10]	14.35	0.33	0.74	1.07	(0.45)	(0.27)	(0.38)	(1.10)	14.32	7.42[6]	0.06[8,11]	0.06[8,11]	6.63[8]	7	3
8-31-2006[12]	14.17	—[17]	0.31	0.31	(0.13)	—	—	(0.13)	14.35	2.23[6]	0.01[8,11]	0.01[8,11]	(0.01)[8]	1	23

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Unaudited.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows: 0.48%–1.38%, 0.48%–1.39%, 0.49%–1.40%, .049%–2.84% and 0.79%–0.91% for the
periods ended 6-30-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.
8 Annualized.
9 Excludes merger activity.
10 The fiscal year-end changed from August 31 to December 31.
11 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
12 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1, Class 1 and Class 5 shares are
9-18-06, 10-15-05 and 7-3-06, respectively.
13 Less than ($0.005) per share.
14 Includes the impact of expense recapture which amounted to 0.03% of average net assets.
15 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
16 Less than $500,000.
17 Less than $0.005 per share.

Lifestyle Moderate

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

6-30-2011[4]	12.63	0.14	0.38	0.52	(0.13)	—	—	(0.13)	13.02	4.13[5]	0.55[6,7]	0.55[6,7]	2.11[6]	274	6
12-31-2010	11.77	0.41	0.97	1.38	(0.39)	(0.13)	—	(0.52)	12.63	11.85[8]	0.55[7]	0.55[7]	3.37	220	20
12-31-2009	9.59	0.45	2.19	2.64	(0.42)	(0.04)	—	(0.46)	11.77	27.88[8]	0.54[7]	0.54[7]	4.27	146	29
12-31-2008	13.57	0.58	(3.76)	(3.18)	(0.54)	(0.26)	—	(0.80)	9.59	(23.88)[8]	0.53[7]	0.53[7]	4.81	86	32
12-31-2007	13.53	0.50	0.14	0.64	(0.41)	(0.19)	—	(0.60)	13.57	4.78[8]	0.53[7]	0.53[7]	3.57	76	13
12-31-2006[9]	13.64	0.27	0.52	0.79	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.77[8,5]	0.57[6,10]	0.56[6,10]	5.86[6]	37	1
8-31-2006[11]	12.94	0.25	0.66	0.91	(0.21)	—	—	(0.21)	13.64	7.10[8,5]	0.83[6,10]	0.57[6,10]	2.21[6]	25	24

32	Lifestyle Portfolios | Semiannual report	See notes to financial statements

Financial highlights

Continued

Lifestyle Moderate continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions	and reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS B

6-30-2011[4]	12.63	0.09	0.37	0.46	(0.08)	—	—	(0.08)	13.01	3.67[5]	1.28[6,7]	1.28[6,7]	1.37[6]	31	6
12-31-2010	11.76	0.30	0.99	1.29	(0.29)	(0.13)	—	(0.42)	12.63	11.05[8]	1.30[7]	1.34[7,12]	2.50	26	20
12-31-2009	9.58	0.35	2.20	2.55	(0.33)	(0.04)	—	(0.37)	11.76	26.91[8]	1.41[7]	1.35[7]	3.33	20	29
12-31-2008	13.56	0.45	(3.74)	(3.29)	(0.43)	(0.26)	—	(0.69)	9.58	(24.56)[8]	1.39[7]	1.36[7]	3.70	14	32
12-31-2007	13.52	0.38	0.15	0.53	(0.30)	(0.19)	—	(0.49)	13.56	3.97[8]	1.43[7]	1.35[7]	2.73	15	13
12-31-2006[9]	13.62	0.23	0.52	0.75	(0.33)	(0.21)	(0.31)	(0.85)	13.52	5.49[5,8]	1.66[6,10]	1.35[6,10]	4.87[6]	7	1
8-31-2006[11]	12.94	0.15	0.68	0.83	(0.15)	—	—	(0.15)	13.62	6.42[5,8]	2.43[6,10]	1.34[6,10]	1.28[6]	5	24

CLASS C

6-30-2011[4]	12.64	0.09	0.37	0.46	(0.08)	—	—	(0.08)	13.02	3.68[5]	1.25[6,7]	1.25[6,7]	1.39[6]	217	6
12-31-2010	11.77	0.32	0.98	1.30	(0.30)	(0.13)	—	(0.43)	12.64	11.15[8]	1.25[7]	1.25[7]	2.67	183	20
12-31-2009	9.59	0.38	2.18	2.56	(0.34)	(0.04)	—	(0.38)	11.77	27.00[8]	1.25[7]	1.25[7]	3.58	116	29
12-31-2008	13.57	0.48	(3.75)	(3.27)	(0.45)	(0.26)	—	(0.71)	9.59	(24.44)[8]	1.25[7]	1.25[7]	4.02	69	32
12-31-2007	13.53	0.41	0.13	0.54	(0.31)	(0.19)	—	(0.50)	13.57	4.05[8]	1.24[7]	1.24[7]	2.94	69	13
12-31-2006[9]	13.63	0.24	0.51	0.75	(0.33)	(0.21)	(0.31)	(0.85)	13.53	5.49[5,8]	1.32[6,10]	1.28[6,10]	5.13[6]	29	1
8-31-2006[11]	12.94	0.17	0.67	0.84	(0.15)	—	—	(0.15)	13.63	6.49[5,8]	1.67[6]	1.29[6,10]	1.51[6]	18	24

CLASS R1

6-30-2011[4]	12.63	0.10	0.39	0.49	(0.10)	—	—	(0.10)	13.02	3.89[5]	0.98[6,7]	0.98[6,7]	1.57[6]	7	6
12-31-2010	11.76	0.33	1.00	1.33	(0.33)	(0.13)	—	(0.46)	12.63	11.45[8]	0.93[7]	0.98[7,12]	2.72	7	20
12-31-2009	9.58	0.50	2.09	2.59	(0.37)	(0.04)	—	(0.41)	11.76	27.35[8]	1.14[7]	1.06[7]	4.57	6	29
12-31-2008	13.58	0.64	(3.87)	(3.23)	(0.51)	(0.26)	—	(0.77)	9.58	(24.21)[8]	1.97[7]	0.85[7]	5.39	2	32
12-31-2007	13.54	0.52	0.10	0.62	(0.39)	(0.19)	—	(0.58)	13.58	4.63[8]	4.10[7]	0.71[7,13]	3.73	1	13
12-31-2006[9,11]	13.69	0.25	0.50	0.75	(0.36)	(0.21)	(0.33)	(0.90)	13.54	5.43[5,8]	13.14[6,10]	0.70[6,10]	6.07[6]	—[14]	1

CLASS R3

6-30-2011[4]	12.62	0.12	0.37	0.49	(0.11)	—	—	(0.11)	13.00	3.90[5]	0.84[6,7]	0.84[6,7]	1.89[6]	11	6
12-31-2010	11.76	0.35	0.99	1.34	(0.35)	(0.13)	—	(0.48)	12.62	11.56[8]	0.87[7]	0.87[7]	2.87	10	20
12-31-2009	9.58	0.39	2.21	2.60	(0.38)	(0.04)	—	(0.42)	11.76	27.43[8]	0.95[7]	0.95[7]	3.72	8	29
12-31-2008	13.57	0.55	(3.78)	(3.23)	(0.50)	(0.26)	—	(0.76)	9.58	(24.22)[8]	1.00[7]	0.86[7]	4.55	5	32
12-31-2007	13.53	0.47	0.15	0.62	(0.39)	(0.19)	—	(0.58)	13.57	4.61[8]	1.51[7]	0.83[7,13]	3.40	4	13
12-31-2006[9]	13.65	0.23	0.55	0.78	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.66[5,8]	3.13[6,10]	0.78[6,10]	4.89[6]	1	1
8-31-2006[11]	12.94	0.33	0.58	0.91	(0.20)	—	—	(0.20)	13.65	7.10[5,8]	8.44[6,10]	0.69[6,10]	2.93[6]	1	24

CLASS R4

6-30-2011[4]	12.60	0.13	0.38	0.51	(0.13)	—	—	(0.13)	12.98	4.05[5]	0.58[6,7]	0.58[6,7]	2.04[6]	8	6
12-31-2010	11.74	0.40	0.97	1.37	(0.38)	(0.13)	—	(0.51)	12.60	11.84[8]	0.58[7]	0.60[7,12]	3.30	7	20
12-31-2009	9.57	0.40	2.22	2.62	(0.41)	(0.04)	—	(0.45)	11.74	27.71[8]	0.70[7]	0.66[7]	3.83	5	29
12-31-2008	13.55	0.56	(3.75)	(3.19)	(0.53)	(0.26)	—	(0.79)	9.57	(23.94)[8]	0.79[7]	0.57[7]	4.66	4	32
12-31-2007	13.51	0.47	0.18	0.65	(0.42)	(0.19)	—	(0.61)	13.55	4.87[8]	1.13[7]	0.54[7,13]	3.38	4	13
12-31-2006[9]	13.63	0.25	0.53	0.78	(0.36)	(0.21)	(0.33)	(0.90)	13.51	5.80[5,8]	1.53[6,10]	0.52[6,10]	5.44[6]	2	1
8-31-2006[11]	12.94	0.30	0.62	0.92	(0.23)	—	—	(0.23)	13.63	7.14[5,8]	4.65[6,10]	0.49[6,10]	2.59[6]	1	24

CLASS R5

6-30-2011[4]	12.62	0.15	0.38	0.53	(0.15)	—	—	(0.15)	13.00	4.22[5]	0.22[6,7]	0.22[6,7]	2.41[6]	15	6
12-31-2010	11.75	0.46	0.97	1.43	(0.43)	(0.13)	—	(0.56)	12.62	12.35[8]	0.24[7]	0.24[7]	3.75	11	20
12-31-2009	9.58	0.46	2.19	2.65	(0.44)	(0.04)	—	(0.48)	11.75	28.10[8]	0.32[7]	0.32[7]	4.39	8	29
12-31-2008	13.56	0.63	(3.78)	(3.15)	(0.57)	(0.26)	—	(0.83)	9.58	(23.67)[8]	0.36[7]	0.23[7]	5.27	5	32
12-31-2007	13.52	0.58	0.11	0.69	(0.46)	(0.19)	—	(0.65)	13.56	5.15[8]	0.97[7]	0.21[7,13]	4.21	4	13
12-31-2006[9]	13.64	0.32	0.48	0.80	(0.37)	(0.21)	(0.34)	(0.92)	13.52	5.93[5,8]	2.83[6,10]	0.20[6,10]	6.83[6]	1	1
8-31-2006[11]	12.94	0.22	0.73	0.95	(0.25)	—	—	(0.25)	13.64	7.40[5,8]	4.86[6,10]	0.19[6,10]	1.92[6]	1	24

See notes to financial statements	Semiannual report | Lifestyle Portfolios	33

Financial highlights

Continued

Lifestyle Moderate continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS 1

6-30-2011[4]	12.61	0.16	0.38	0.54	(0.16)	—	—	(0.16)	12.99	4.29[5]	0.11[6,7]	0.11[6,7]	2.49[6]	3,193	6
12-31-2010	11.74	0.44	1.00	1.44	(0.44)	(0.13)	—	(0.57)	12.61	12.43[8]	0.11[7]	0.11[7]	3.66	3,026	20
12-31-2009	9.56	0.47	2.21	2.68	(0.46)	(0.04)	—	(0.50)	11.74	28.49[8]	0.11[7]	0.11[7]	4.49	2,503	29
12-31-2008	13.54	0.59	(3.73)	(3.14)	(0.58)	(0.26)	—	(0.84)	9.56	(23.63)[8]	0.12[7]	0.12[7]	4.90	1,857	32
12-31-2007	13.50	0.49	0.21	0.70	(0.47)	(0.19)	—	(0.66)	13.54	5.25	0.11[7]	0.11[7,13]	3.53	2,339	13
12-31-2006[9]	13.63	0.27	0.54	0.81	(0.38)	(0.21)	(0.35)	(0.94)	13.50	5.90[5]	0.11[6,10]	0.11[6,10]	5.80[6]	2,008	1
8-31-2006[11]	12.93	0.26	0.70	0.96	(0.26)	—	—	(0.26)	13.63	7.47[5]	0.11[6,10]	0.11[6,10]	2.23[6]	1,820	24

CLASS 5

6-30-2011[4]	12.60	0.17	0.37	0.54	(0.16)	—	—	(0.16)	12.98	4.32[5]	0.06[6,7]	0.06[6,7]	2.58[6]	26	6
12-31-2010	11.73	0.47	0.97	1.44	(0.44)	(0.13)	—	(0.57)	12.60	12.50[8]	0.06[7]	0.06[7]	3.87	22	20
12-31-2009	9.56	0.51	2.17	2.68	(0.47)	(0.04)	—	(0.51)	11.73	28.45[8]	0.07[7]	0.07[7]	4.78	14	29
12-31-2008	13.54	0.67	(3.80)	(3.13)	(0.59)	(0.26)	—	(0.85)	9.56	(23.59)[8]	0.07[7]	0.07[7]	5.70	8	32
12-31-2007	13.49	0.53	0.19	0.72	(0.48)	(0.19)	—	(0.67)	13.54	5.39	0.06[7]	0.06[7]	3.80	5	13
12-31-2006[9]	13.62	0.34	0.47	0.81	(0.38)	(0.21)	(0.35)	(0.94)	13.49	5.93[5]	0.06[6,10]	0.06[6,10]	7.21[6]	3	1
8-31-2006[11]	13.48	—[15]	0.30	0.30	(0.16)	—	—	(0.16)	13.62	2.27[5]	0.01[6,10]	0.01[6,10]	(0.01)[6]	1	24

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Unaudited.
5 Not annualized.
6 Annualized.
7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.14%, 0.48%–1.14%, 0.49%–1.17%, 0.49%–2.40% and 0.79%–0.91% for the
periods ended 6-30-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.
8 Total returns would have been lower had certain expenses not been reduced during the periods shown.
9 The fiscal year-end changed from August 31 to December 31.
10 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
11 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1, Class 1 and Class 5 shares are
9-18-06, 10-15-05 and 7-3-06, respectively.
12 Includes the impact of expense recapture for the following period ended: 12-31-10: 0.04%, 0.05% and 0.02% of average net assets Class B, Class R1 and Class R4 shares, respectively. See Note 4.
13 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
14 Less than $500,000.
15 Less than $0.005 per share.

Lifestyle Conservative

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net								Expenses
			realized	Total							before	Expenses		Net
	Net asset	Net	and	from	From net						reduc-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

6-30-2011[4]	12.77	0.18	0.28	0.46	(0.17)	—	—	(0.17)	13.06	3.64[5]	0.55[6,7]	0.55[6,7]	2.81[6]	264	6
12-31-2010	12.15	0.48	0.71	1.19	(0.45)	(0.12)	—	(0.57)	12.77	9.96	0.55[7]	0.55[7]	3.78	218	24
12-31-2009	10.39	0.54	1.77	2.31	(0.50)	(0.05)	—	(0.55)	12.15	22.53[8]	0.52[7]	0.52[7]	4.80	141	24
12-31-2008	13.32	0.73	(2.75)	(2.02)	(0.63)	(0.28)	—	(0.91)	10.39	(15.41)[8]	0.53[7]	0.53[7]	6.01	87	33
12-31-2007	13.29	0.59	0.05	0.64	(0.49)	(0.12)	—	(0.61)	13.32	4.89[8]	0.55[7]	0.54[7]	4.38	44	13
12-31-2006[9]	13.63	0.33	0.23	0.56	(0.38)	(0.16)	(0.36)	(0.90)	13.29	4.11[5,8]	0.64[6,13]	0.56[6,13]	7.20[6]	20	2
8-31-2006[10]	13.16	0.31	0.41	0.72	(0.25)	—	—	(0.25)	13.63	5.53[5,8]	1.02[6,13]	0.57[6,13]	2.75[6]	12	20

34	Lifestyle Portfolios | Semiannual report	See notes to financial statements

Financial highlights

Continued

Lifestyle Conservative continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS B

6-30-2011[4]	12.77	0.13	0.29	0.42	(0.13)	—	—	(0.13)	13.06	3.26[5]	1.28[6,7]	1.28[6,7]	2.03[6]	33	6
12-31-2010	12.15	0.37	0.73	1.10	(0.36)	(0.12)	—	(0.48)	12.77	9.16	1.29[7]	1.29[7,14]	2.96	28	24
12-31-2009	10.40	0.44	1.77	2.21	(0.41)	(0.05)	—	(0.46)	12.15	21.46[8]	1.35[7]	1.35[7]	3.88	21	24
12-31-2008	13.32	0.59	(2.70)	(2.11)	(0.53)	(0.28)	—	(0.81)	10.40	(16.04)[8]	1.36[7]	1.34[7]	4.81	13	33
12-31-2007	13.29	0.50	0.04	0.54	(0.39)	(0.12)	—	(0.51)	13.32	4.11[8]	1.54[7]	1.32[7]	3.71	10	13
12-31-2006[9]	13.63	0.29	0.22	0.51	(0.35)	(0.16)	(0.34)	(0.85)	13.29	3.75[5,8]	1.88[6,13]	1.33[6,13]	6.20[6]	4	2
8-31-2006[10]	13.16	0.24	0.41	0.65	(0.18)	—	—	(0.18)	13.63	4.99[5,8]	3.12[6,13]	1.33[6,13]	2.08[6]	3	20

CLASS C

6-30-2011[4]	12.77	0.13	0.29	0.42	(0.13)	—	—	(0.13)	13.06	3.28[5]	1.25[6,7]	1.25[6,7]	2.06[6]	223	6
12-31-2010	12.14	0.39	0.72	1.11	(0.36)	(0.12)	—	(0.48)	12.77	9.28	1.24[7]	1.24[7]	3.10	189	24
12-31-2009	10.39	0.46	1.76	2.22	(0.42)	(0.05)	—	(0.47)	12.14	21.58	1.24[7]	1.24[7]	4.08	119	24
12-31-2008	13.32	0.62	(2.73)	(2.11)	(0.54)	(0.28)	—	(0.82)	10.39	(16.03)[8]	1.24[7]	1.24[7]	5.05	73	33
12-31-2007	13.28	0.52	0.04	0.56	(0.40)	(0.12)	—	(0.52)	13.32	4.22[8]	1.28[7]	1.28[7,11]	3.88	44	13
12-31-2006[9]	13.62	0.30	0.21	0.51	(0.35)	(0.16)	(0.34)	(0.85)	13.28	3.76[5,8]	1.41[6,13]	1.29[6,13]	6.55[6]	14	2
8-31-2006[10]	13.16	0.29	0.35	0.64	(0.18)	—	—	(0.18)	13.62	4.91[5,8]	2.05[6,13]	1.31[6,13]	2.54[6]	8	20

CLASS R1

6-30-2011[4]	12.78	0.12	0.32	0.44	(0.15)	—	—	(0.15)	13.07	3.42[5]	0.98[6,7]	0.98[6,7]	1.82[6]	6	6
12-31-2010	12.15	0.41	0.74	1.15	(0.40)	(0.12)	—	(0.52)	12.78	9.56	0.88[7]	0.93[7,14]	3.24	8	24
12-31-2009	10.41	0.57	1.66	2.23	(0.44)	(0.05)	—	(0.49)	12.15	21.74[8]	1.16[7]	1.06[7]	5.00	7	24
12-31-2008	13.34	1.02	(3.07)	(2.05)	(0.60)	(0.28)	—	(0.88)	10.41	(15.62)[8]	2.31[7]	0.88[7]	8.75	2	33
12-31-2007	13.30	0.57	0.07	0.64	(0.48)	(0.12)	—	(0.60)	13.34	4.83[8]	9.69[7]	0.71[7,11]	4.21	—[12]	13
12-31-2006[9,10]	13.67	0.30	0.23	0.53	(0.38)	(0.16)	(0.36)	(0.90)	13.30	3.85[5,8]	13.24[6,13]	0.70[6,13]	7.38[6]	—[12]	2

CLASS R3

6-30-2011[4]	12.76	0.17	0.26	0.43	(0.15)	—	—	(0.15)	13.04	3.40[5]	0.88[6,7]	0.88[6,7]	2.57[6]	12	6
12-31-2010	12.14	0.42	0.74	1.16	(0.42)	(0.12)	—	(0.54)	12.76	9.68	0.86[7]	0.86[7]	3.36	11	24
12-31-2009	10.40	0.46	1.79	2.25	(0.46)	(0.05)	—	(0.51)	12.14	21.94	0.92[7]	0.92[7]	4.14	8	24
12-31-2008	13.33	0.54	(2.59)	(2.05)	(0.60)	(0.28)	—	(0.88)	10.40	(15.62)[8]	0.90[7]	0.83[7]	4.27	6	33
12-31-2007	13.29	0.70	(0.07)	0.63	(0.47)	(0.12)	—	(0.59)	13.33	4.81[8]	1.89[7]	0.81[7,11]	5.17	4	13
12-31-2006[9]	13.65	0.29	0.25	0.54	(0.38)	(0.16)	(0.36)	(0.90)	13.29	3.93[5,8]	6.23[6,13]	0.77[6,13]	6.23[6]	—[12]	2
8-31-2006[10]	13.16	0.28	0.44	0.72	(0.23)	—	—	(0.23)	13.65	5.55[5,8]	14.72[6,13]	0.68[6,13]	2.46[6]	—[12]	20

CLASS R4

6-30-2011[4]	12.76	0.19	0.27	0.46	(0.17)	—	—	(0.17)	13.05	3.62[5]	0.59[6,7]	0.59[6,7]	2.94[6]	8	6
12-31-2010	12.13	0.47	0.72	1.19	(0.44)	(0.12)	—	(0.56)	12.76	9.90	0.61[7]	0.67[7,14]	3.77	7	24
12-31-2009	10.39	0.52	1.75	2.27	(0.48)	(0.05)	—	(0.53)	12.13	22.22[8]	0.77[7]	0.66[7]	4.60	4	24
12-31-2008	13.31	0.64	(2.65)	(2.01)	(0.63)	(0.28)	—	(0.91)	10.39	(15.38)[8]	0.87[7]	0.57[7]	5.21	3	33
12-31-2007	13.28	0.53	0.12	0.65	(0.50)	(0.12)	—	(0.62)	13.31	4.97[8]	1.46[7]	0.53[7,11]	3.96	3	13
12-31-2006[9]	13.64	0.28	0.27	0.55	(0.38)	(0.16)	(0.37)	(0.91)	13.28	4.06[5,8]	2.87[6]	0.51[6,13]	6.17[6,13]	1	2
8-31-2006[10]	13.16	0.44	0.30	0.74	(0.26)	—	—	(0.26)	13.64	5.66[5,8]	10.01[6]	0.45[6,13]	3.89[6,13]	1	20

CLASS R5

6-30-2011[4]	12.77	0.19	0.29	0.48	(0.19)	—	—	(0.19)	13.06	3.79[5]	0.28[6,7]	0.28[6,7]	3.01[6]	12	6
12-31-2010	12.15	0.50	0.74	1.24	(0.50)	(0.12)	—	(0.62)	12.77	10.34	0.23[7]	0.23[7]	3.96	9	24
12-31-2009	10.40	0.57	1.75	2.32	(0.52)	(0.05)	—	(0.57)	12.15	22.67	0.33[7]	0.33[7]	5.08	9	24
12-31-2008	13.32	0.86	(2.83)	(1.97)	(0.67)	(0.28)	—	(0.95)	10.40	(15.10)[8]	0.52[7]	0.25[7]	7.19	4	33
12-31-2007	13.29	0.57	0.12	0.69	(0.54)	(0.12)	—	(0.66)	13.32	5.27[8]	3.42[7]	0.22[7,11]	4.23	1	13
12-31-2006[9]	13.65	0.28	0.29	0.57	(0.40)	(0.16)	(0.37)	(0.93)	13.29	4.19[5,8]	6.37[6,13]	0.20[6,13]	6.01[6]	—[12]	2
8-31-2006[10]	13.16	0.28	0.49	0.77	(0.28)	—	—	(0.28)	13.65	5.94[5,8]	9.18[6,13]	0.19[6,13]	2.44[6]	—[12]	20

See notes to financial statements	Semiannual report | Lifestyle Portfolios	35

Financial highlights

Continued

Lifestyle Conservative continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS 1

6-30-2011[4]	12.76	0.20	0.28	0.48	(0.20)	—	—	(0.20)	13.04	3.80[5]	0.12[6,7]	0.12[6,7]	3.15[6]	2,523	6
12-31-2010	12.13	0.51	0.75	1.26	(0.51)	(0.12)	—	(0.63)	12.76	10.51	0.11[7]	0.11[7]	4.08	2,391	24
12-31-2009	10.38	0.56	1.78	2.34	(0.54)	(0.05)	—	(0.59)	12.13	22.96	0.12[7]	0.12[7]	4.99	1,931	24
12-31-2008	13.30	0.71	(2.67)	(1.96)	(0.68)	(0.28)	—	(0.96)	10.38	(15.02)[8]	0.12[7]	0.12[7]	5.71	1,393	33
12-31-2007	13.27	0.57	0.14	0.71	(0.56)	(0.12)	—	(0.68)	13.30	5.38[8]	0.11[7]	0.11[7]	4.24	1,401	13
12-31-2006[9]	13.64	0.32	0.25	0.57	(0.40)	(0.16)	(0.38)	(0.94)	13.27	4.16[5]	0.11[6,13]	0.11[6,13]	6.96[6]	1,184	2
8-31-2006[10]	13.15	0.30	0.48	0.78	(0.29)	—	—	(0.29)	13.64	6.01[5]	0.12[6,13]	0.12[6,13]	2.54[6]	1,097	20

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Unaudited.
5 Not annualized.
6 Annualized.
7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.11%, 0.48%–1.13%, 0.49%–1.09%, 0.49%–2.40%, and 0.79%–0.91% for the
periods ended 6-30-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.
8 Total returns would have been lower had certain expenses not been reduced during the periods shown.
9 The fiscal year-end changed from August 31 to December 31.
10 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and
10-15-05, respectively.
11 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
12 Less than $500,000.
13 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
14 Includes the impact of expense recapture for the following period ended: 12-31-10: less than 0.005%, 0.05% and 0.06% of average net assets for Class B, Class R1 and
Class R4 shares, respectively. See Note 4.

36	Lifestyle Portfolios | Semiannual report	See notes to financial statements

Notes to financial statements

(Unaudited)

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is a series company which means it has several funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers multiple investment funds, five of which (collectively, Lifestyle Portfolios or the Portfolios, and individually the Portfolio) are presented in this report. The Lifestyle Portfolios are series of the Trust and operate as “funds of funds” that invest in shares of underlying funds of the Trust, John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. Each Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (1940 Act).

The Portfolios may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of Assets and Liabilities. Class A, Class B and Class C shares are open to all investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class 5 shares are available only to the John Hancock Freedom 529 Plan. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution of service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

The accounting policies of the underlying funds of the Portfolios are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029, at jhfunds.com and on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2011, all investments for the Portfolios are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the six months ended June 30, 2011, there were no significant transfers in or out of Level 1 assets.

Investments by the Portfolios in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Portfolios’ financial statements.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Semiannual report | Lifestyle Portfolios	37

Line of credit. The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Portfolios had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of Operations. For the six months ended June 30, 2011, the Portfolios had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates applicable to each class.

Federal income taxes. The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provisions are required.

For federal income tax purposes, the Portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2010:

	Capital Loss Carryforward
	Expiring at December 31,

Portfolio	2016	2017	2018

Lifestyle Aggressive	$129,404,422	$364,659,388	$69,543,765
Lifestyle Growth	331,154,610	966,013,756	—
Lifestyle Balanced	164,498,926	987,127,767	57,259,117
Lifestyle Moderate	39,351,498	168,786,302	17,270,240
Lifestyle Conservative	—	89,776,301	4,984,075

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on June 30, 2011, including short-term investments, for federal income tax purposes, was as follows.

				Net Unrealized
		Unrealized	Unrealized	Appreciation/
Portfolio	Aggregate Cost	Appreciation	Depreciation	(Depreciation)

Lifestyle Aggressive	$3,418,211,226	$666,226,257	($5,489,504)	$660,736,753
Lifestyle Growth	10,570,754,846	1,672,125,301	(30,047,830)	1,642,077,471
Lifestyle Balanced	10,668,314,446	1,474,874,137	(28,922,516)	1,445,951,621
Lifestyle Moderate	3,429,174,813	357,234,946	(5,242,056)	351,992,890
Lifestyle Conservative	2,885,603,083	199,289,009	(4,686,006)	194,603,003

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Lifestyle Aggressive and Lifestyle Growth Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually. The Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative Portfolios generally declare and pay dividends quarterly and capital gain distributions, if any, at least annually.

38	Lifestyle Portfolios | Semiannual report

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Short term gains from underlying funds are treated as ordinary income for tax purposes. The final determination of tax characteristics of the Portfolio’s distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals for all Portfolios.

Note 3 — Guarantees and indemnifications

Under the Portfolios’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee. The Portfolios pay the Adviser a management fee for its services to the Portfolios. The management fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any funds of the Trust, John Hancock Variable Insurance Trust (JHVIT) (formerly known as John Hancock Trust) and JHF III, excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock International Equity Index Trust B and John Hancock Total Bond Market Trust B. The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and is equivalent to the sum of: (a) 0.05% of the first $7.5 billion of aggregate net assets and (b) 0.04% of the excess over $7.5 billion of aggregate net asset. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and is equivalent to the sum of: (a) 0.50% of the first $7.5 billion aggregate net assets and (b) 0.49% of the excess over $7.5 billion of aggregate net assets and is applied to the other assets of the Portfolios.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Adviser, act as subadvisers to the Portfolios. QS Investors, LLC also acts as subadviser. The Portfolios are not responsible for payment of the subadvisory fees. The investment management fees incurred for the six months ended June 30, 2011 were equivalent to an annual effective rate of each Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate

Lifestyle Aggressive	0.05%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Expense reimbursements. The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the Lifestyle Portfolios exceed 0.10% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses, advisory fees, Rule 12b-1 fees, printing and postage, transfer agent fees, state registration fees, service fees, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business. This expense reduction will continue in effect until terminated by the Adviser.

The Adviser has voluntarily agreed to waive its advisory fee or reimburse the Portfolios so that the aggregate advisory fee retained by the Adviser with respect to both the Portfolios and the underlying investments does not exceed 0.51% of the Lifestyle Portfolios’ first $7.5 billion of average daily net assets and 0.50% of the Portfolios’ average daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

The Adviser has contractually agreed to waive fees and/or reimburse certain class specific expenses, including 12b-1 fees, transfer agent fees, service fees, state registration fees, and printing and postage for Class A, Class B, Class C, Class R1, Class R3, Class R4, and Class R5 shares, to the extent that the above expenses for each class exceed 0.59%, 1.29%, 1.29%, 1.04%, 0.94%, 0.64% and 0.34%, respectively, of the average daily net assets attributable to the classes. This expense fee waiver and/or reimbursement will continue in effect until at least April 30, 2012.

Semiannual report | Lifestyle Portfolios	39

For the six months ended June 30, 2011, the expense reductions related to these plans amounted to the following and are reflected as a reduction of total expenses in the Statements of Operations:

			Expense Reimbursement by Class

Portfolio	Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5	Class 1	Class 5

Lifestyle Aggressive	$4,496	$2,329	$2,720	$235	$285	$214	$292	$81,913	—
Lifestyle Growth	7,877	1,131	5,248	212	291	246	304	126,635	$1,298
Lifestyle Balanced	3,909	471	2,897	99	232	184	257	62,098	330

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amount recovered during the six months ended June 30, 2011 and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Portfolio	Amounts eligible for recovery	Amounts eligible for recovery	Amounts eligible for recovery	Amount recovered during the
	through December 1, 2012	through December 1, 2013	through June 1, 2014	six months ended June 30, 2011

Lifestyle Aggressive	$21,047	$7,850	$1,760	$10,104
Lifestyle Growth	—	—	—	15,022

Accounting and legal services. Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended June 30, 2011 amounted to an annual rate of 0.02% of each Portfolio’s average daily net assets.

Distribution and service plans. The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. In addition, under the service plan for Class R1, Class R3, Class R4 and Class R5 shares, the Portfolios pay for certain other services. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares:

Class	12b-1 Fee	Service Fee

A	0.30%	—
B	1.00%	—
C	1.00%	—
R1	0.50%	0.25%
R3	0.50%	0.15%
R4	0.25%	0.10%
R5	—	0.05%
1	0.05%	—

Sales charges. Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the six months ended June 30, 2011:

	Lifestyle Aggressive	Lifestyle Growth	Lifestyle Balanced	Lifestyle Moderate	Lifestyle Conservative

Net sales charges	$491,335	$3,539,357	$3,291,934	$1,045,418	$819,045
Retained for printing prospectuses,
advertising and sales literature	77,216	566,362	533,512	170,574	134,085
Sales commission to unrelated broker-dealers	405,636	2,921,524	2,702,725	862,473	669,251
Sales commission to affiliated sales personnel	8,483	51,471	55,697	12,371	15,709

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolios in connection with the sale of Class B and Class C shares. During the six months ended June 30, 2011, CDSCs received by the Distributor for Class B and Class C were as follows:

40 Lifestyle Portfolios | Semiannual report

Portfolio	Class B	Class C

Lifestyle Aggressive	$29,587	$9,173
Lifestyle Growth	93,215	28,249
Lifestyle Balanced	86,851	33,077
Lifestyle Moderate	27,999	19,260
Lifestyle Conservative	36,185	24,334

Transfer agent fees. The Portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Portfolios and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the fees associated with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended June 30, 2011 were:

		Distribution and	Transfer	State	Printing and
Portfolio	Share class	service fees	agent fees	registration fees	postage

Lifestyle Aggressive	Class A	$297,614	$168,778	$9,429	$8,026
	Class B	125,495	21,350	5,298	1,401
	Class C	600,051	102,068	6,408	5,849
	Class R1	36,592	1,463	4,746	376
	Class R3	40,608	1,767	5,186	149
	Class R4	16,374	1,335	5,330	186
	Class R5	3,070	1,812	5,285	133
	Class 1	904,241	—	—	—
	Total	$2,024,045	$298,573	$41,682	$16,120

Lifestyle Growth	Class A	$987,278	$559,525	$20,588	$34,742
	Class B	473,107	80,475	6,528	7,964
	Class C	2,194,043	373,123	12,127	29,449
	Class R1	61,794	2,504	4,986	671
	Class R3	78,434	3,418	5,678	290
	Class R4	35,689	2,895	5,513	266
	Class R5	6,018	3,577	5,795	233
	Class 1	2,649,907	—	—	—
	Total	$6,486,270	$1,025,517	$61,215	$73,615

Lifestyle Balanced	Class A	$976,154	$553,108	$20,052	$24,693
	Class B	392,774	66,799	5,850	5,596
	Class C	2,413,135	410,360	16,042	26,122
	Class R1	61,087	2,319	5,114	672
	Class R3	125,165	5,440	5,550	336
	Class R4	53,265	4,315	6,811	309
	Class R5	10,341	6,009	5,501	435
	Class 1	2,587,673	—	—	—
	Total	$6,619,594	$1,048,350	$64,920	$58,163

Lifestyle Moderate	Class A	$369,341	$209,260	$11,265	$7,017
	Class B	141,475	24,043	5,324	1,641
	Class C	990,279	168,328	11,113	8,877
	Class R1	26,727	1,012	5,102	304
	Class R3	30,786	1,361	5,193	138
	Class R4	13,037	1,057	5,231	187
	Class R5	3,344	1,956	5,249	236
	Class 1	781,007	—	—	—
	Total	$2,355,996	$407,017	$48,477	$18,400

Lifestyle Conservative	Class A	$356,683	$202,020	$12,213	$7,252
	Class B	151,357	25,720	5,567	1,520
	Class C	1,008,041	171,332	8,601	8,795
	Class R1	28,852	1,072	4,932	331
	Class R3	32,757	1,421	7,391	116
	Class R4	12,660	1,036	5,276	191
	Class R5	2,762	1,615	7,670	179
	Class 1	608,168	—	—	—
	Total	$2,201,280	$404,216	$51,650	$18,384

Semiannual report | Lifestyle Portfolios 41

Trustee expenses. The Portfolios compensate each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

Note 5 — Portfolio share transactions

Transactions in Portfolio shares for the six months ended June 30, 2011 and for the year ended December 31, 2010 were as follows.

Lifestyle Aggressive
	Six months ended 6-30-11			Year ended 12-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	3,969,131	$50,744,200	6,305,037	$70,594,208
Distributions reinvested	—	—	179,719	2,208,744

Repurchased	(2,542,696)	(32,475,075)	(4,272,684)	(47,184,373)
Net increase	1,426,435	$18,269,125	2,212,072	$25,618,579

Class B shares

Sold	222,386	$2,855,561	304,055	$3,382,176
Distributions reinvested	—	—	11,119	136,983

Repurchased	(161,280)	(2,055,986)	(381,053)	(4,236,010)
Net increase (decrease)	61,106	$799,575	(65,879)	($716,851)

Class C shares

Sold	1,619,659	$20,729,101	2,508,754	$27,954,313
Distributions reinvested	—	—	51,465	634,050

Repurchased	(760,589)	(9,732,583)	(1,821,170)	(20,136,171)
Net increase	859,070	$10,996,518	739,049	$8,452,192

Class R1 shares

Sold	339,497	$4,364,709	331,421	$3,708,886
Distributions reinvested	—	—	5,029	62,001

Repurchased	(185,088)	(2,378,296)	(223,167)	(2,514,129)
Net increase	154,409	$1,986,413	113,283	$1,256,758

Class R3 shares

Sold	178,919	$2,260,878	407,234	$4,509,668
Distributions reinvested	—	—	10,847	133,199

Repurchased	(184,365)	(2,376,241)	(380,475)	(4,275,316)
Net increase (decrease)	(5,446)	($115,363)	37,606	$367,551

Class R4 shares

Sold	336,611	$4,344,809	228,047	$2,518,760
Distributions reinvested	—	—	9,198	112,863

Repurchased	(249,817)	(3,213,939)	(359,415)	(3,862,856)
Net increase (decrease)	86,794	$1,130,870	(122,170)	($1,231,233)

Class R5 shares

Sold	272,121	$3,457,912	357,321	$3,960,507
Distributions reinvested	—	—	14,983	183,692

Repurchased	(175,137)	(2,223,825)	(359,621)	(4,022,202)
Net increase	96,984	$1,234,087	12,683	$121,997

Class 1 shares

Sold	6,739,225	$85,621,672	14,472,185	$161,177,263
Distributions reinvested	—	—	4,913,019	60,086,218

Repurchased	(6,657,599)	(85,063,873)	(17,954,899)	(199,627,905)
Net increase	81,626	$557,799	1,430,305	$21,635,576

Net increase	2,760,978	$34,859,024	4,356,949	$55,504,569

42 Lifestyle Portfolios | Semiannual report

Lifestyle Growth

	Six months ended 6-30-11			Year ended 12-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	14,348,664	$191,515,372	18,814,650	$225,001,303
Distributions reinvested	—	—	1,030,999	13,227,661

Repurchased	(6,791,778)	(90,487,515)	(10,099,050)	(119,743,641)
Net increase	7,556,886	$101,027,857	9,746,599	$118,485,323

Class B shares

Sold	1,110,117	$14,822,299	1,265,708	$15,127,498
Distributions reinvested	—	—	102,276	1,316,279

Repurchased	(577,380)	(7,691,929)	(978,368)	(11,624,127)
Net increase	532,737	$7,130,370	389,616	$4,819,650

Class C shares

Sold	6,451,844	$86,094,305	9,702,393	$115,563,855
Distributions reinvested	—	—	492,454	6,327,921

Repurchased	(3,001,910)	(39,970,450)	(5,375,747)	(63,668,960)
Net increase	3,449,934	$46,123,855	4,819,100	$58,222,816

Class R1 shares

Sold	416,437	$5,542,631	502,427	$5,987,652
Distributions reinvested	—	—	18,671	240,862

Repurchased	(409,960)	(5,514,484)	(289,081)	(3,493,178)
Net increase	6,477	$28,147	232,017	$2,735,336

Class R3 shares

Sold	475,511	$6,295,126	661,010	$7,911,722
Distributions reinvested	—	—	38,602	494,881

Repurchased	(447,595)	(6,005,828)	(507,021)	(6,122,404)
Net increase	27,916	$289,298	192,591	$2,284,199

Class R4 shares

Sold	252,411	$3,364,153	730,506	$8,662,769
Distributions reinvested	—	—	36,712	470,653

Repurchased	(189,850)	(2,535,199)	(671,736)	(7,797,633)
Net increase	62,561	$828,954	95,482	$1,335,789

Class R5 shares

Sold	581,814	$7,738,582	734,800	$8,763,730
Distributions reinvested	—	—	44,173	566,295

Repurchased	(262,173)	(3,482,061)	(624,225)	(7,547,846)
Net increase	319,641	$4,256,521	154,748	$1,782,179

Class 1 shares

Sold	12,584,131	$167,027,721	37,252,046	$443,658,442
Distributions reinvested	—	—	22,114,970	282,629,320

Repurchased	(17,113,726)	(228,202,794)	(33,910,544)	(402,925,018)
Net increase (decrease)	(4,529,595)	($61,175,073)	25,456,472	$323,362,744

Class 5 shares

Sold	1,127,400	$14,949,424	1,615,561	$19,248,023
Distributions reinvested	—	—	211,140	2,694,142

Repurchased	(69,082)	(923,958)	(149,920)	(1,772,039)
Net increase	1,058,318	$14,025,466	1,676,781	$20,170,126

Net increase	8,484,875	$112,535,395	42,763,406	$533,198,162

Semiannual report | Lifestyle Portfolios	43

Lifestyle Balanced

	Six months ended 6-30-11			Year ended 12-31-10
	Shares	Amount	Shares	Amount

Class A shares

Sold	14,215,373	$189,869,237	19,580,426	$240,102,252
Distributions reinvested	265,057	3,561,018	1,373,063	17,275,109

Repurchased	(6,065,496)	(80,911,398)	(10,042,103)	(122,781,303)
Net increase	8,414,934	$112,518,857	10,911,386	$134,596,058

Class B shares

Sold	892,305	$11,904,212	1,180,688	$14,435,721
Distributions reinvested	10,223	137,384	130,755	1,655,395

Repurchased	(485,522)	(6,468,620)	(993,298)	(12,095,506)
Net increase	417,006	$5,572,976	318,145	$3,995,610

Class C shares

Sold	6,551,893	$87,446,554	12,290,967	$150,133,097
Distributions reinvested	66,363	892,150	810,001	10,258,850

Repurchased	(3,084,410)	(41,163,540)	(6,152,559)	(75,155,891)
Net increase	3,533,846	$47,175,164	6,948,409	$85,236,056

Class R1 shares

Sold	342,213	$4,555,802	618,303	$7,531,435
Distributions reinvested	3,408	45,654	25,021	314,158

Repurchased	(162,876)	(2,169,765)	(391,958)	(4,806,555)
Net increase	182,745	$2,431,691	251,366	$3,039,038

Class R3 shares

Sold	451,658	$5,994,304	1,574,471	$18,999,404
Distributions reinvested	12,724	170,623	92,237	1,161,080

Repurchased	(620,078)	(8,289,081)	(1,175,431)	(14,485,233)
Net increase (decrease)	(155,696)	($2,124,154)	491,277	$5,675,251

Class R4 shares

Sold	592,977	$7,973,131	1,183,979	$14,474,628
Distributions reinvested	13,764	184,571	75,526	947,259

Repurchased	(456,690)	(6,142,763)	(1,087,613)	(13,126,262)
Net increase	150,051	$2,014,939	171,892	$2,295,625

Class R5 shares

Sold	1,049,257	$13,916,839	1,413,916	$17,398,471
Distributions reinvested	24,027	322,678	107,201	1,345,399

Repurchased	(700,826)	(9,339,884)	(884,630)	(10,964,930)
Net increase	372,458	$4,899,633	636,487	$7,778,940

Class 1 shares

Sold	22,856,447	$303,681,541	48,988,036	$599,105,962
Distributions reinvested	6,100,303	81,561,056	29,027,359	361,980,670

Repurchased	(11,152,536)	(148,356,087)	(28,069,764)	(341,123,667)
Net increase	17,804,214	$236,886,510	49,945,631	$619,962,965

Class 5 shares

Sold	767,873	$10,221,386	1,182,532	$14,454,724
Distributions reinvested	34,382	460,026	134,459	1,680,372

Repurchased	(69,451)	(921,094)	(243,328)	(2,900,034)
Net increase	732,804	$9,760,318	1,073,663	$13,235,062

Net increase	31,452,362	$419,135,934	70,748,256	$875,814,605

44	Lifestyle Portfolios | Semiannual report

Lifestyle Moderate
	Six months ended 6-30-11			Year ended 12-31-10
	Shares	Amount	Shares	Amount

Class A shares

Sold	5,735,229	$74,315,727	7,839,288	$95,797,648
Distributions reinvested	187,951	2,441,718	619,398	7,647,128

Repurchased	(2,308,725)	(29,898,167)	(3,445,806)	(41,973,126)
Net increase	3,614,455	$46,859,278	5,012,880	$61,471,650

Class B shares

Sold	534,941	$6,933,113	638,918	$7,781,974
Distributions reinvested	12,405	161,031	57,501	710,843

Repurchased	(181,619)	(2,351,027)	(306,127)	(3,734,736)
Net increase	365,727	$4,743,117	390,292	$4,758,081

Class C shares

Sold	3,389,340	$43,897,503	6,582,442	$79,898,068
Distributions reinvested	94,044	1,221,710	417,998	5,173,078

Repurchased	(1,324,043)	(17,114,920)	(2,412,411)	(29,434,773)
Net increase	2,159,341	$28,004,293	4,588,029	$55,636,373

Class R1 shares

Sold	182,632	$2,367,212	307,418	$3,717,017
Distributions reinvested	3,318	43,109	17,242	212,703

Repurchased	(169,752)	(2,194,276)	(280,296)	(3,438,717)
Net increase	16,198	$216,045	44,364	$491,003

Class R3 shares

Sold	251,336	$3,244,734	283,692	$3,466,476
Distributions reinvested	7,025	91,127	29,029	357,731

Repurchased	(137,493)	(1,778,954)	(264,667)	(3,255,213)
Net increase	120,868	$1,556,907	48,054	$568,994

Class R4 shares

Sold	119,630	$1,545,377	326,284	$3,934,571
Distributions reinvested	6,010	77,867	21,817	268,881

Repurchased	(99,109)	(1,275,993)	(150,156)	(1,811,443)
Net increase	26,531	$347,251	197,945	$2,392,009

Class R5 shares

Sold	382,559	$4,920,119	524,830	$6,382,507
Distributions reinvested	12,903	167,362	38,129	469,165

Repurchased	(169,869)	(2,192,378)	(330,550)	(4,064,450)
Net increase	225,593	$2,895,103	232,409	$2,787,222

Class 1 shares

Sold	8,147,928	$105,004,153	25,257,401	$306,609,811
Distributions reinvested	3,027,797	39,240,525	10,659,990	130,970,535

Repurchased	(5,316,139)	(68,951,847)	(9,137,901)	(111,993,007)
Net increase	5,859,586	$75,292,831	26,779,490	$325,587,339

Class 5 shares

Sold	336,258	$4,354,611	599,558	$7,284,955
Distributions reinvested	24,281	314,469	74,120	910,986

Repurchased	(89,325)	(1,151,018)	(111,299)	(1,350,211)
Net increase	271,214	$3,518,062	562,379	$6,845,730

Net increase	12,659,513	$163,432,887	37,855,842	$460,538,401

Semiannual report | Lifestyle Portfolios	45

Lifestyle Conservative
	Six months ended 6-30-11			Year ended 12-31-10
	Shares	Amount	Shares	Amount

Class A shares

Sold	6,821,902	$88,875,050	10,041,016	$126,533,979
Distributions reinvested	230,167	2,995,714	622,255	7,844,596

Repurchased	(3,877,810)	(50,450,529)	(5,202,312)	(65,496,196)
Net increase	3,174,259	$41,420,235	5,460,959	$68,882,379

Class B shares

Sold	554,310	$7,221,152	838,104	$10,539,336
Distributions reinvested	18,165	236,413	64,666	815,716

Repurchased	(245,787)	(3,200,929)	(401,195)	(5,021,870)
Net increase	326,688	$4,256,636	501,575	$6,333,182

Class C shares

Sold	4,141,007	$53,946,145	7,384,187	$92,601,801
Distributions reinvested	128,647	1,674,347	427,536	5,392,803

Repurchased	(2,040,945)	(26,523,813)	(2,745,826)	(34,549,114)
Net increase	2,228,709	$29,096,679	5,065,897	$63,445,490

Class R1 shares

Sold	132,944	$1,736,156	337,200	$4,245,154
Distributions reinvested	4,670	60,802	23,156	292,218

Repurchased	(341,120)	(4,445,643)	(246,997)	(3,145,624)
Net increase (decrease)	(203,506)	($2,648,685)	113,359	$1,391,748

Class R3 shares

Sold	322,963	$4,205,768	438,423	$5,515,699
Distributions reinvested	10,151	131,989	34,350	432,732

Repurchased	(224,776)	(2,913,911)	(309,773)	(3,930,221)
Net increase	108,338	$1,423,846	163,000	$2,018,210

Class R4 shares

Sold	274,830	$3,573,746	315,088	$3,965,586
Distributions reinvested	8,434	109,682	20,102	253,285

Repurchased	(147,207)	(1,914,282)	(137,036)	(1,733,405)
Net increase	136,057	$1,769,146	198,154	$2,485,466

Class R5 shares

Sold	350,952	$4,551,255	430,442	$5,380,666
Distributions reinvested	13,418	174,628	39,422	496,135

Repurchased	(171,496)	(2,229,306)	(438,988)	(5,550,349)
Net increase	192,874	$2,496,577	30,876	$326,452

Class 1 shares

Sold	10,570,903	$137,711,351	28,313,977	$353,882,230
Distributions reinvested	2,972,690	38,629,455	8,906,887	112,034,998

Repurchased	(7,544,979)	(97,956,939)	(8,990,485)	(114,291,033)
Net increase	5,998,614	$78,383,867	28,230,379	$351,626,195

Net increase	11,962,033	$156,198,301	39,764,199	$496,509,122

46	Lifestyle Portfolios | Semiannual report

Note 6 — Purchase and sale of securities

The following summarizes the purchases and sales of the affiliated underlying funds for the six months ended June 30, 2011:

Portfolio	Purchases	Sales

Lifestyle Aggressive	$266,532,258	$234,798,118
Lifestyle Growth	741,331,570	594,835,330
Lifestyle Balanced	1,060,063,519	642,492,264
Lifestyle Moderate	393,074,848	230,798,685
Lifestyle Conservative	336,329,464	181,815,693

Note 7 — Investment in affiliated underlying funds

The Portfolios invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the six months ended June 30, 2011, the following Portfolios held 5% or more of an affiliated underlying fund’s net assets:

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Aggressive
John Hancock Funds II
All Cap Core	15.39%
All Cap Value	12.73%
Alpha Opportunities	14.12%
Blue Chip Growth	10.30%
Capital Appreciation	10.57%
Capital Appreciation Value	11.58%
Currency Strategies	9.46%
Emerging Markets Value	16.73%
Equity-Income	12.74%
Fundamental Value	12.35%
Global Real Estate	6.37%
Heritage	19.23%
Index 500	7.60%
International Equity Index	5.21%
International Growth Stock	16.46%
International Opportunities	15.56%
International Small Cap	13.35%
International Small Company	21.88%
International Value	11.46%
Large Cap	12.53%
Mid Cap Index	23.59%
Mid Cap Stock	9.89%
Mid Cap Value Equity	18.95%
Mid Value	15.35%
Mutual Shares	12.40%
Natural Resources	12.30%
Optimized Value	16.61%
Real Estate Equity	6.06%
Small Cap Growth	17.22%
Small Cap Index	18.89%
Small Cap Opportunities	18.63%
Small Cap Value	22.06%
Small Company Growth	20.10%
Small Company Value	12.43%
Smaller Company Growth	20.49%
Technical Opportunities	10.03%
U.S. Equity	14.22%
Value	19.56%
Value & Restructuring	12.81%
John Hancock Funds III
International Core	8.27%
Rainier Growth	8.77%
John Hancock Investment Trust
Small Cap Intrinsic Value	10.10%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Growth
John Hancock Funds II
Active Bond	8.27%
All Cap Core	47.03%
All Cap Value	31.46%
Alpha Opportunities	41.73%
Blue Chip Growth	27.21%
Capital Appreciation	26.53%
Capital Appreciation Value	32.16%
Currency Strategies	28.59%
Emerging Markets	36.44%
Equity-Income	31.05%
Floating Rate Income	13.08%
Fundamental Value	35.73%
Global Bond	12.52%
Global High Yield	20.68%
Global Real Estate	33.58%
Heritage	37.52%
High Income	29.32%
High Yield	14.98%
Index 500	15.15%
International Equity Index	18.27%
International Growth Stock	35.91%
International Opportunities	38.10%
International Small Cap	24.00%
International Small Company	40.27%
International Value	27.67%
Large Cap	37.83%
Mid Cap Index	72.24%
Mid Cap Stock	20.33%
Mid Cap Value Equity	31.33%
Mid Value	34.78%
Multi-Sector Bond	17.59%
Mutual Shares	34.40%
Natural Resources	26.83%
Optimized Value	39.88%
Real Estate Equity	32.07%
Real Return Bond	12.69%
Small Cap Growth	30.53%
Small Cap Opportunities	30.52%
Small Cap Value	37.10%
Small Company Growth	34.93%
Small Company Value	21.42%
Smaller Company Growth	34.25%
Spectrum Income	18.25%
Strategic Income Opportunities	9.99%
Technical Opportunities	30.67%
Total Return	14.47%
U.S. Equity	43.22%
U.S. High Yield Bond	20.01%
Value	32.58%
Value & Restructuring	33.74%
John Hancock Funds III
Disciplined Value	11.93%
International Core	20.02%
Rainier Growth	22.73%
John Hancock Investment Trust
Small Cap Intrinsic Value	16.85%

Semiannual report | Lifestyle Portfolios	47

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Balanced
John Hancock Funds II
Active Bond	36.18%
All Cap Core	37.54%
All Cap Value	24.76%
Alpha Opportunities	29.92%
Blue Chip Growth	21.07%
Capital Appreciation	19.24%
Capital Appreciation Value	28.99%
Core Bond	37.05%
Currency Strategies	28.44%
Emerging Markets	23.77%
Equity Income	19.27%
Floating Rate Income	20.39%
Fundamental Value	27.06%
Global Bond	41.47%
Global High Yield	35.75%
Global Real Estate	31.44%
Heritage	27.27%
High Income	46.35%
High Yield	27.39%
Index 500	14.12%
International Growth Stock	30.80%
International Opportunities	25.20%
International Small Cap	10.34%
International Small Company	17.26%
International Value	19.63%
Investment Quality Bond	19.45%
Large Cap	35.51%
Mid Cap Stock	18.53%
Mid Cap Value Equity	34.49%
Mid Value	25.10%
Multi-Sector Bond	40.82%
Mutual Shares	30.86%
Natural Resources	20.23%
Optimized Value	31.28%
Real Estate Equity	32.34%
Real Return Bond	35.89%
Small Cap Growth	27.71%
Small Cap Opportunities	15.89%
Small Cap Value	21.73%
Small Company Growth	26.85%
Small Company Value	20.88%
Smaller Company Growth	26.45%
Spectrum Income	40.41%
Strategic Income Opportunities	20.22%
Technical Opportunities	29.26%
Total Return	22.10%
U.S. Equity	31.62%
U.S. High Yield Bond	38.23%
Value	33.14%
Value & Restructuring	26.87%
John Hancock Funds II
Disciplined Value	9.55%
International Core	14.52%
Rainier Growth	16.62%
John Hancock Investment Trust
Small Cap Intrinsic Value	9.54%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Moderate
John Hancock Funds II
Active Bond	20.91%
Alpha Opportunities	5.39%
Blue Chip Growth	7.39%
Core Bond	31.46%
Currency Strategies	8.92%
Equity-Income	7.50%
Floating Rate Income	9.57%
Fundamental Value	7.15%
Global Bond	14.84%
Global High Yield	15.18%
Global Real Estate	9.24%
High Income	12.55%
High Yield	8.69%
International Growth Stock	8.60%
Investment Quality Bond	27.56%
Mid Cap Stock	5.18%
Mid Value	10.81%
Multi-Sector Bond	16.98%
Real Estate Equity	9.83%
Real Return Bond	15.05%
Small Cap Growth	5.07%
Small Cap Value	5.49%
Small Company Growth	5.77%
Smaller Company Growth	6.30%
Spectrum Income	17.08%
Strategic Income Opportunities	8.67%
Total Bond Market	17.96%
Total Return	12.40%
U.S. Equity	8.23%
U.S. High Yield Bond	11.82%
Value & Restructuring	7.41%
John Hancock Funds III
Global Shareholder Yield	21.33%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Conservative
John Hancock Funds II
Active Bond	21.58%
Core Bond	29.26%
Currency Strategies	7.41%
Equity Income	5.68%
Floating Rate Income	8.78%
Global Bond	14.45%
Global High Yield	13.45%
Global Real Estate	7.20%
High Income	10.74%
High Yield	7.36%
Investment Quality Bond	38.00%
Multi-Sector Bond	15.46%
Real Estate Equity	8.28%
Real Return Bond	14.98%
Short Term Government Income	100.00%
Spectrum Income	15.52%
Strategic Income Opportunities	8.16%
Total Bond Market	33.73%
Total Return	12.35%
U.S. High Yield Bond	10.36%
John Hancock Funds III
Global Shareholder Yield	17.78%

48	Lifestyle Portfolios | Semiannual report

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and the Subadvisory Agreements (the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this semi-annual report.

At in-person meetings on May 25–27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a “Subadviser, and collectively, the “Subadvisers”) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1) the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

(2) the investment performance of the Funds and their Subadvisers;

(3) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

(4) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5) comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain sub-advisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 25–27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Semiannual report | Lifestyle Portfolios	49

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes.

The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment clas-sification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

(3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

50	Lifestyle Portfolios | Semiannual report

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

(4) — (a) reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

(5) — reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Funds actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Semiannual report | Lifestyle Portfolios	51

Approval of Subadvisory Agreements

In making its determination with respect to the factors that its considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also took into account the subadvisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

52    Lifestyle Portfolios | Semiannual report

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadviser for the Funds and concluded that the subad-visory fee to be paid to the Subadviser with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Semiannual report | Lifestyle Portfolios	53

Appendix A

Portfolio	Performance of Portfolios,
(Subadviser)	as of March 31, 2011	Fees and Expenses	Comments

JHF II Lifestyle	Benchmark Index — The Fund	Subadvisory fees for this
Aggressive	slightly outperformed for the	Fund are lower than the peer
	one-year period and slightly	group median.
(John Hancock Asset	outperformed for the three-
Management)	year period.	Net management fees for this
Fund are lower than the peer
	Morningstar Category — The	group median.
Fund modestly outperformed
	for the one-year period and	Total expenses for this Fund
	outperformed for the three-	are slightly lower than the peer
	year period.	group median.

JHF II Lifestyle	Benchmark Index — The Fund	Subadvisory fees for this	The Board took into account
Balanced	modestly outperformed for the	Fund are lower than the peer	management’s discussion of the
	one-year period and modestly	group median.	Fund’s expenses.
(John Hancock Asset	outperformed for the three-
Management)	year period.	Net management fees for this	The Board noted the Fund’s
		Fund are lower than the peer	favorable overall performance.
	Morningstar Category — The	group median.
Fund modestly outperformed
	for the one-year period and	Total expenses for this Fund
	outperformed for the three-	are slightly higher than the
	year period.	peer group median.

JHF II Lifestyle	Benchmark Index — The	Subadvisory fees for this Fund are	The Board took into account
Conservative	Fund outperformed for the	lower than the peer group median.	management’s discussion of the
	one-year period and mod-		Fund’s performance, including
(John Hancock Asset	estly outperformed for the	Net management fees for this	the Fund’s relative performance
Management)	three-year period.	Fund are lower than the peer	versus its peers over the more
		group median.	recent period.
Morningstar Category — The
	Fund slightly underperformed	Total expenses for this Fund	The Board took into account
	for the one-year period	are slightly higher than the peer	management’s discussion of the
	and outperformed for the	group median.	Fund’s expenses.
three-year period.

JHF II Lifestyle Growth	Benchmark Index — The	Subadvisory fees for this
	Fund modestly outperformed	Fund are lower than the peer
(John Hancock Asset	for the one-year period	group median.
Management)	and outperformed for the
	three-year period.	Net management fees for this
Fund is in line with the peer
	Morningstar Category — The	group median.
Fund slightly outperformed
	for the one-year period	Total expenses for this Fund
	and outperformed for the	are slightly lower than the peer
	three-year period.	group median.

JHF II Lifestyle	Benchmark Index —The Fund	Subadvisory fees — Limited	The Board took into account
Moderate	outperformed for the one-year	peer group	management’s discussion of the
	period and outperformed for		Fund’s expenses.
(John Hancock Asset	the three-year period.	Net management fees for this
Management)		Fund are lower than the peer	The Board noted the Fund’s
	Morningstar Category —	group median.	favorable overall performance.
The Fund outperformed
	for the one-year period	Total expenses for this Fund are
	and outperformed for the	slightly higher than the peer
	three-year period.	group median.

54	Lifestyle Portfolios | Semiannual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Charles L. Bardelis*	Subadvisers
Peter S. Burgess*	John Hancock Asset Management
Grace K. Fey
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC
Steven M. Roberts*
Custodian
Officers	State Street Bank and Trust Company
Hugh McHaffie
President	Transfer agent
John Hancock Signature Services, Inc.
Thomas M. Kinzler
Secretary and Chief Legal Officer	Legal counsel
K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer
The report is certified under the Sarbanes-Oxley Act, which
Michael J. Leary	requires mutual funds and other public companies to affirm
Treasurer	that, to the best of their knowledge, the information in
their financial reports is fairly and accurately stated in all
Charles A. Rizzo	material respects.
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelvemonth period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Semiannual report | Lifestyle Portfolios	55

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Lifestyle Portfolios.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

LS0SA 6/11
8/11

John Hancock

Retirement Distribution Portfolio

Semiannual Report
6.30.2011

1

John Hancock Retirement Distribution Portfolio

Table of Contents

Your expenses	Page 3
Portfolio summary	Page 4
Portfolio of investments	Page 5
Financial statements	Page 6
Financial highlights	Page 9
Notes to financial statements	Page 10
Evaluation of Advisory and Subadvisory Agreements
By the Board of Trustees	Page 15
More information	Page 22

2

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding your portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other portfolio expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your portfolio’s actual ongoing operating expenses, and is based on your portfolio’s actual return. It assumes an account value of $1,000.00 on January 1, 2011 with the same investment held until June 30, 2011.

	Account value	Ending value	Expenses paid during
	on 1-1-11	on 6-30-11	period ended 6-30-11[1,2]

Class A	$1,000.00	$1,032.30	$3.02

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at June 30, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your portfolio’s actual return). It assumes an account value of $1,000.00 on January 1, 2011, with the same investment held until June 30, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 1-1-11	on 6-30-11	period ended 6-30-11[1,2]

Class A	$1,000.00	$1,021.80	$3.01

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Portfolio's annualized expense ratio of 0.60% for Class A shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.64% - 1.02%.

3

Portfolio Summary

Asset Allocation[1]
Equity- Affiliated	11%	Fixed Income - Affiliated	81%
International Large Cap	5%	Multi-Sector Bond	38%
U.S. Large Cap	4%	Intermediate Bond	16%
Real Estate	2%	High Yield Bond	15%
Equity - Unaffiliated	8%	Bank Loan	7%
Exchange-Traded Funds	8%	Global Bond	5%

1 As a percentage of net assets on 6-30-11.

4

Retirement Distribution Portfolio
As of 6-30-11 (Unaudited)

	Shares	Value
Affiliated Investment Companies 91.92%		$5,655,104

Equity 10.93%

John Hancock Funds II (G) 5.94%		365,300

Equity-Income, Class NAV (T. Rowe Price)	16,297	242,007
Global Real Estate, Class NAV (Deutsche)	15,646	123,293

John Hancock Funds III (G) 4.99%		307,333

Global Shareholder Yield, Class NAV (Epoch)	31,457	307,333

Fixed Income 80.99%

John Hancock Funds II (G) 80.99%		4,982,471

Active Bond, Class NAV (John Hancock1/Declaration) (A)	60,129	611,517
Floating Rate Income, Class NAV (WAMCO)	45,018	428,124
Global Bond, Class NAV (PIMCO)	24,127	306,898
Global High Yield, Class NAV (Stone Harbor)	23,336	247,133
High Yield, Class NAV (WAMCO)	53,752	490,760
Multi-Sector Bond, Class NAV (Stone Harbor)	112,422	1,168,067
Strategic Income Opportunities, Class NAV (John Hancock1)(A)	105,052	1,175,537
Total Return, Class NAV (PIMCO)	26,388	369,963
U.S. High Yield Bond, Class NAV (Wells Capital)	14,446	184,472

Unaffiliated Investment Companies 8.07%		496,635

Equity 8.07%
WisdomTree Equity Income Fund	11,970	496,635

Total investments (Cost $6,231,143)† 99.99%		$6,151,739

Other assets and liabilities, net 0.01%		$743

Total net assets 100.00%		$6,152,482

Percentages are based upon net assets.

(A)	The subadviser is an affiliate of the adviser.

(G)	The underlying fund's subadviser is shown parenthetically.

1	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

†	At 6-30-11, the aggregate cost of investment securities for federal income tax purposes was $6,234,379. Net unrealized depreciation aggregated $82,640, of which $63,726 related to appreciated investment securities and $146,366 related to depreciated investment securities.

Underlying Funds’ Investment Managers
Declaration Management & Research, LLC	(Declaration)
Deutsche Asset Management	(Deutsche)
Epoch Investment Partners, Inc.	(Epoch)
John Hancock Asset Management[1]	(John Hancock)
Pacific Investment Management Company	(PIMCO)
Stone Harbor Investment Partners, LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wells Capital Management, Inc.	(Wells Capital)
Western Asset Management Company	(WAMCO)

See notes to financial statements
5

Retirement Distribution Portfolio

Statement of Assets and Liabilities — June 30, 2011 (Unaudited)

Assets

Investments in unaffiliated issuers, at value
(Cost $581,022)	$496,635
Investments in affiliated funds, at value (Cost
$5,650,121) (Note 7)	5,655,104
Total investments, at value (Cost $6,231,143)	6,151,739
Cash	23,597
Receivable for investments sold	5,558
Dividends receivable	12,294
Receivable due from adviser	524
Other assets	8,648
Total assets	6,202,360

Liabilities

Payable for investments purchased	12,706
Distributions payable	5,492
Payable to affiliates (Note 4)
Accounting and legal services fees	205
Transfer agent fees	837
Trustees' fees	103
Other liabilities and accrued expenses	30,535
Total liabilities	49,878

Net assets

Capital paid-in	$6,369,436
Accumulated distributions in excess of net
investment income	(59,981)
Accumulated net realized loss on investments	(77,569)
Net unrealized appreciation (depreciation) on
investments	(79,404)
Net assets	$6,152,482

Net asset value per share

Based on net asset values and shares
outstanding-the Portfolio has an unlimited
number of shares authorized with no par value
Class A ($6,152,482 ÷ 529,813 shares)	$11.61

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[1]	$12.22

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements
6

Retirement Distribution Portfolio

Statement of Operations — June 30, 2011 (Unaudited)

Investment income

Income distributions received from affiliated
underlying funds	$104,031
Dividends	10,358
Interest	199

Total investment income	114,588

Expenses

Investment management fees (Note 4)	4,726
Distribution and service fees (Note 4)	9,002
Accounting and legal services fees (Note 4)	456
Transfer agent fees (Note 4)	5,101
Trustees' fees (Note 4)	26
State registration fees	6,648
Printing and postage	723
Professional fees	15,966
Custodian fees	5,951
Registration and filing fees	14,202
Other	2,420
Total expenses before reductions and
amounts recaptured	65,221
Net expense reductions and amounts
recaptured (Note 4)	(47,292)

Total expenses	17,929

Net investment income	96,659

Realized and unrealized gain (loss)

Net realized gain on
Investments in unaffiliated issuers	142,836
Investments in affiliated issuers	53,476
196,312

Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	(110,141)
Investments in affiliated issuers	9,636
(100,505)

Net realized and unrealized gain	95,807

Increase in net assets from operations	$192,466

See notes to financial statements
7

Retirement Distribution Portfolio

Statements of Changes in Net Assets

	Six months
	ended	Year ended
	6/30/11	12/31/10
	(Unaudited)
Increase (decrease) in net assets

From operations
Net investment income	$96,659	$168,009
Net realized gain (loss)	196,312	(32,534)
Change in net unrealized appreciation
(depreciation)	(100,505)	351,414

Increase in net assets resulting from
operations	192,466	486,889

Distributions to shareholders
From net investment income	(156,640)	(167,912)
From net realized gain	—	(54,983)
From tax return of capital	—	(74,325)

Total distributions	(156,640)	(297,220)

From Portfolio share transactions (Note 5)	133,541	575,237

Total increase	169,367	764,906

Net assets

Beginning of period	5,983,115	5,218,209
End of period	$6,152,482	$5,983,115
Accumulated distributions in excess of net
investment income	$(59,981)	$—

See notes to financial statements
8

Retirement Distribution Portfolio
Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended
		6-30-11[1]	12-31-10	12-31-09	12-31-08
Per share operating performance

Net asset value, beginning of period		$11.54	$11.16	$9.44	$13.18
Net investment income	3	0.19	0.34	0.39	0.46
Net realized and unrealized gain (loss) on
investments		0.18	0.64	1.93	(3.45)
Total from investment operations		0.37	0.98	2.32	(2.99)

Less distributions
From net investment income		(0.30)	(0.34)	(0.40)	(0.58)
From net realized gain		—	(0.11)	(0.04)	—
From tax return of capital		—	(0.15)	(0.16)	(0.17)
Total distributions		(0.30)	(0.60)	(0.60)	(0.75)

Net asset value, end of period		$11.61	$11.54	$11.16	$9.44

Total return (%)	4,5	3.23[6]	8.99	25.35	(23.47)

Ratios and supplemental data

Net assets, end of period (in millions)		$6	$6	$5	$4
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	7	2.17[8]	2.20	2.38	1.71
Expenses including reductions and amounts
recaptured	7	0.60[8]	0.68	0.64	0.60
Net investment income		3.22[8]	3.00	3.94	3.97
Portfolio turnover (%)		47	29	38	16

1 Unaudited.

2 The inception date for Class A shares is 1-2-08.

3 Based on the average daily shares outstanding.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not reflect the effect of sales charges, if any.

6 Not annualized.

7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.64%-1.02%, 0.52%-1.00%, 0.53%-1.09% and 0.61%-1.13%, for the period ended 6-30-11 and years ended 12-31-10, 12-31-09 and 12-31-08, respectively.

8 Annualized.

See notes to financial statements
9

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Retirement Distribution Portfolio (the Portfolio) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Portfolio seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. As a secondary objective, the Portfolio seeks capital appreciation.

The Portfolio operates as a “fund of funds” that invest in Class NAV shares of underlying funds of the Trust, John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. The Portfolio may also invest in unaffiliated underlying funds and other permitted security investments.

The accounting policies of the underlying funds of the Portfolio are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report. On June 24, 2011, the Board of Trustees approved a Plan of Liquidation and Termination of the Portfolio expected to be effective on or about August 19, 2011.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Portfolio uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolio’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the six month period ended June 30, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Portfolio uses the following valuation techniques. Investments by the Portfolio in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is

10

accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The Portfolio may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Portfolio to make properly authorized payments. The Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Portfolio and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Portfolio had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund or portfolio on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the six months ended June 30, 2011, the Portfolio had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Portfolio has a capital loss carryforward of $270,645 available to offset future net realized capital gains as of December 31, 2010. The loss carryforward expires as follows: December 31, 2017 — $172,106 and December 31, 2018 —$98,539.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolio uses a quarterly targeted distribution strategy and distributes substantially all of its net income quarterly and capital gains, if any, annually. If the Portfolio has not met its distribution goal from net income and capital gains, then the distributions may consist of a return of capital.

11

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Short-term gains from underlying funds are treated as ordinary income for tax purposes. The final determination of tax characteristics of the Portfolio’s distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 - Guarantees and indemnifications

Under the Portfolio’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolio. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Portfolio pays the Adviser a management fee for its services to the Portfolio. The management fee has two components: (a) a fee on net assets invested in a fund of the Trust or JHF III (Affiliated Fund Assets); and (b) a fee on net assets invested in investments other than a fund of the Trust or JHF III (Other Assets). The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Retirement Rising Distribution Portfolio and is equivalent to the sum of: (a) 0.06% of the first $500 million of aggregate net assets and (b) 0.05% of the excess over $500 million of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Retirement Rising Distribution Portfolio and is equivalent to the sum of: (a) 0.51% of the first $500 million of aggregate net assets and (b) 0.50% of the excess over $500 million of aggregate net assets and is applied to the Other Assets of the Portfolio. The investment management fees incurred for the six months ended June 30, 2011 were equivalent to an annual effective rate of 0.16% of the Portfolio’s average daily net assets.

John Hancock Asset Management a division of Manulife Asset Management (North America) LLC, and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Adviser, act as subadvisers to the Portfolio. The Portfolio is not responsible for the payment of subadvisory fees.

The Adviser has contractually agreed to waive fees and/or reimburse certain Portfolio level expenses to 0.09% of the Portfolio’s average annual net assets. This agreement excludes management fees, underlying fund expenses, taxes, portfolio brokerage commissions, interest, Rule 12b-1 fees, transfer agency fees, state registration fees, printing and postage, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. In addition, fees incurred under any agreement or plans of the Portfolio dealing with services for the shareholders and others with beneficial interest in shares of the Portfolio, are excluded. The Adviser has also agreed to a contractual expense limit on Class A specific expenses (which include 12b-1 fees, transfer agent fees, state registration fees, and printing and postage fees) of 0.35%. These expense waivers and/or reimbursements will continue in effect until at least April 30, 2012.

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Accordingly, the expense reductions amounted to $47,292 for the six months ended June 30, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the six months ended June 30, 2011 and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Amount eligible for	Amount eligible for	Amount eligible for	Amount recovered
recovery through	recovery through	recovery through June	during the six months
December 1, 2012	December 1, 2013	1, 2014	ended June 30, 2011

$76,944	$85,120	$47,292	-

Accounting and legal services. Pursuant to a service agreement, the Portfolio reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended June 30, 2011 amounted to an annual rate of 0.02% of the Portfolio’s average daily net assets.

Distribution and service plans. The Portfolio has a distribution agreement with the Distributor. The Portfolio has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolio. Accordingly, the Portfolio may pay up to an annual rate of 0.30% of average daily net assets for Class A shares for distribution and service fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,804 for the six months ended June 30, 2011. Of this amount, $852 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $3,952 was paid as sales commissions to broker-dealers.

Transfer agent fees. The Portfolio has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Portfolio and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Trustee expenses. The Portfolio compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

Note 5 — Portfolio share transactions

Transactions in Portfolio shares for the six months ended June 30, 2011 and for the year ended December 31, 2010 were as follows:

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	Six months ended		Year ended
	6/30/11		12/31/10

	Shares	Amount	Shares	Amount
Class A shares
Sold	18,746	$216,944	49,254 $	563,290
Distributions reinvested	12,620	146,333	25,084	284,065
Repurchased	(19,862)	(229,736)	(23,740)	(272,118)

Net increase	11,504	$133,541	50,598	$575,237

Affiliates of the Portfolio owned 89% of the shares of beneficial interest of Class A shares on June 30, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated to $4,501,950 and $2,606,687, respectively, for the six months ended June 30, 2011.

Note 7 — Investment in affiliated underlying funds

The Portfolio invests in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolio does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. For the six months ended June 30, 2011, the Portfolio held less than 5% of the total net assets in any of the underlying funds.

Note 8 — Subsequent event

On August 19, 2011, the Portfolio liquidated.

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EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and the Subadvisory Agreements (the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this semi-annual report.

At in-person meetings on May 25-27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a “Sub-Adviser, and collectively, the “Sub-Advisers”) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1) the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Sub-Advisers to the Funds;

(2) the investment performance of the Funds and their Sub-Advisers;

(3) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

(4) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5) comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Sub-Advisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

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Approval of Advisory and Subadvisory Agreements

At an in-person meetings on May 25-27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Sub-Advisers regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Sub-Advisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS' compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes.

The Trustees also took into account their knowledge of JHIMS's management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) - (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

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(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) - (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3)– (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

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(4) -(a) reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Sub-Advisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5 - reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Funds actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Sub-Advisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

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Approval of Subadvisory Agreements

In making its determination with respect to the factors that its considers in considering approval of the Sub-Advisory Agreements, the Board reviewed:

(1) information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board received information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also considered the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Sub-Advisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Sub-Advisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Sub-Advisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

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(1) The Sub-Adviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Sub-Adviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Sub-Adviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Sub-Adviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Sub-Adviser for the Funds and concluded that the subadvisory fee to be paid to the Sub-Adviser with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Sub-Advisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

20

John Hancock Funds II

Appendix A

PORTFOLIO	PERFORMANCE OF TRUST,
(SUBADVISER)	AS OF MARCH 31, 2011	FEES AND EXPENSES	OTHER COMMENTS

	Benchmark Index - The	Subadvisory fees: Limited
	Fund underperformed for	peer group.	The Board took into account management’s discussion of performance
	the one-year period and		and its proposed plans with respect to the Fund.
	underperformed for the	Net management fees for this
	three-year period.	Fund are lower than the peer	The Board took into account management’s discussion of the Fund’s
Retirement		group median.	expenses.
Distribution	Morningstar Category - The
	Fund slightly	Total expenses for this Fund	The Board noted that the Fund is subject to a voluntary fee waiver that
(John Hancock	underperformed for the one-	are higher than the peer	reduces certain expenses of the Fund.
Asset	year period and modestly	group median.
Management)	underperformed for the
three-year period.

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More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Grace K. Fey	Investment subadviser
Charles L. Bardelis*	John Hancock Asset Management
Peter S. Burgess*
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC
Steven M. Roberts*
Custodian
*Member of the Audit Committee	State Street Bank and Trust Company
†Non-Independent Trustee
Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Michael J. Leary
Treasurer
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

22

John Hancock

Retirement Rising Distribution Portfolio

Semiannual Report
6.30.2011

1

John Hancock Retirement Rising Distribution Portfolio

Table of Contents

Your expenses	Page 3
Portfolio summary	Page 4
Portfolio of investments	Page 5
Financial statements	Page 6
Financial highlights	Page 9
Notes to financial statements	Page 10
Evaluation of Advisory and Subadvisory Agreements
By the Board of Trustees	Page 15
More information	Page 22

2

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding your portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other portfolio expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your portfolio’s actual ongoing operating expenses, and is based on your portfolio’s actual return. It assumes an account value of $1,000.00 on January 1, 2011 with the same investment held until June 30, 2011.

	Account value	Ending value	Expenses paid during
	on 1-1-11	on 6-30-11	period ended 6-30-11[1,2]

Class A	$1,000.00	$1,030.70	$3.07

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at June 30, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your portfolio’s actual return). It assumes an account value of $1,000.00 on January 1, 2011, with the same investment held until June 30, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 1-1-11	on 6-30-11	period ended 6-30-11[1,2]

Class A	$1,000.00	$1,021.80	$3.06

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Portfolio's annualized expense ratio of 0.61% for Class A shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.64% - 1.02%.

3

Portfolio Summary

Asset Allocation[1]
Equity - Affiliated	17%	Fixed Income - Affiliated	70%
U.S. Large Cap	18%	Multi-Sector Bond	28%
Real Estate	5%	Intermediate Bond	14%
International Large Cap	4%	High Yield Bond	11%
Equity - Unaffiliated	13%	Treasury Inflation - Protected Securities	7%
Exchange-Traded Funds	13%	Bank Loan	5%
		Global Bond	5%

1 As a percentage of net assets on 6-30-11.

4

Retirement Rising Distribution Portfolio
As of 6-30-11 (Unaudited)

	Shares	Value

Affiliated Investment Companies 86.85%		$4,736,185

Equity 16.97%

John Hancock Funds II (G) 12.95%		705,888

Equity-Income, Class NAV (T. Rowe Price)	29,071	431,709
Global Real Estate, Class NAV (Deutsche)	34,794	274,179

John Hancock Funds III (G) 4.02%		219,354

Global Shareholder Yield, Class NAV (Epoch)	22,452	219,354

Fixed Income 69.88%

John Hancock Funds II (G) 69.88%		3,810,943

Active Bond, Class NAV (John Hancock1/Declaration) (A)	42,710	434,363
Floating Rate Income, Class NAV (WAMCO)	28,583	271,822
Global Bond, Class NAV (PIMCO)	21,397	272,172
Global High Yield, Class NAV (Stone Harbor)	15,457	163,690
High Yield, Class NAV (WAMCO)	35,874	327,527
Multi-Sector Bond, Class NAV (Stone Harbor)	73,311	761,703
Real Return Bond, Class NAV (PIMCO)	30,170	380,441
Strategic Income Opportunities, Class NAV (John Hancock1) (A)	68,250	763,714
Total Return, Class NAV (PIMCO)	23,292	326,558
U.S. High Yield Bond, Class NAV (Wells Capital)	8,532	108,953

Unaffiliated Investment Companies 13.15%		717,269

Equity 13.15%
PowerShares DB Commodity Index Tracking Fund (I)	11,120	322,035
WisdomTree Equity Income Fund	9,526	395,234

Total investments (Cost $5,543,596)† 100.00%		$5,453,454

Other assets and liabilities, net 0.00%		$89

Total net assets 100.00%		$5,453,543

Percentages are based upon net assets.

(A) The subadviser is an affiliate of the adviser.

(G) The underlying fund's subadviser is shown parenthetically.

(I) Non-income producing.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

† At 6-30-11, the aggregate cost of investment securities for federal income tax purposes was $5,557,148. Net unrealized depreciation aggregated $103,694, of which $46,550 related to appreciated investment securities and $150,244 related to depreciated investment securities.

Underlying Funds’ Investment Managers
Declaration Management & Research, LLC	(Declaration)
Deutsche Asset Management	(Deutsche)
Epoch Investment Partners, Inc.	(Epoch)
John Hancock Asset Management[1]	(John Hancock)
Pacific Investment Management Company	(PIMCO)
Stone Harbor Investment Partners, LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wells Capital Management, Inc.	(Wells Capital)
Western Asset Management Company	(WAMCO)

See notes to financial statements

5

Retirement Rising Distribution Portfolio

Statement of Assets and Liabilities — June 30, 2011 (Unaudited)

Assets

Investments in unaffiliated issuers, at value
(Cost $784,713)	$717,269
Investments in affiliated funds, at value (Cost
$4,758,883) (Note 7)	4,736,185

Total investments, at value (Cost $5,543,596)	5,453,454

Cash	23,205
Receivable for investments sold	62
Dividends receivable	8,109
Receivable due from adviser	250
Other assets	8,324

Total assets	5,493,404

Liabilities

Payable for investments purchased	8,377
Payable to affiliates (Note 4)
Accounting and legal services fees	182
Transfer agent fees	755
Trustees' fees	102
Other liabilities and accrued expenses	30,445

Total liabilities	39,861

Net assets

Capital paid-in	$5,810,740
Accumulated distributions in excess of net
investment income	(22,358)
Accumulated net realized loss on investments	(244,697)
Net unrealized appreciation (depreciation) on
investments	(90,142)

Net assets	$5,453,543

Net asset value per share

Based on net asset values and shares
outstanding-the Portfolio has an unlimited
number of shares authorized with no par value
Class A ($5,453,543 ÷ 467,238 shares)	$11.67

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[1]	$12.28

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

6

Retirement Rising Distribution Portfolio

Statement of Operations — June 30, 2011 (Unaudited)

Investment income

Income distributions received from affiliated
underlying funds	$79,005
Dividends	8,589
Interest	193

Total investment income	87,787

Expenses

Investment management fees (Note 4)	4,620
Distribution and service fees (Note 4)	8,107
Accounting and legal services fees (Note 4)	404
Transfer agent fees (Note 4)	4,597
Trustees' fees (Note 4)	24
State registration fees	6,599
Printing and postage	851
Professional fees	15,955
Custodian fees	5,951
Registration and filing fees	10,582
Other	2,417

Total expenses before reductions and
amounts recaptured	60,107

Net expense reductions and amounts
recaptured (Note 4)	(43,597)

Total expenses	16,510

Net investment income	71,277

Realized and unrealized gain (loss)

Net realized gain on
Investments in unaffiliated issuers	40,161
Investments in affiliated issuers	48,639

88,800
Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	(22,091)
Investments in affiliated issuers	27,260

5,169

Net realized and unrealized gain	93,969

Increase in net assets from operations	$165,246

See notes to financial statements

7

Retirement Rising Distribution Portfolio

Statements of Changes in Net Assets

	Six months
	ended	Year ended
	6/30/11	12/31/10
	(Unaudited)
Increase (decrease) in net assets

From operations
Net investment income	$71,277	$142,823
Net realized gain (loss)	88,800	(25,902)
Change in net unrealized appreciation
(depreciation)	5,169	272,895
Increase in net assets resulting from
operations	165,246	389,816

Distributions to shareholders
From net investment income	(94,919)	(227,921)
From net realized gain	—	(83,344)
Total distributions	(94,919)	(311,265)

From Portfolio share transactions (Note 5)	3,382	395,890

Total increase	73,709	474,441

Net assets

Beginning of period	5,379,834	4,905,393
End of period	$5,453,543	$5,379,834

Undistributed (accumulated distributions in
excess of) net investment income	$(22,358)	$1,284

See notes to financial statements

8

Retirement Rising Distribution Portfolio
Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended
		6-30-11[1]	12-31-10	12-31-09	12-31-08[2]
Per share operating performance

Net asset value, beginning of period		$11.52	$11.34	$9.34	$12.70
Net investment income	3	0.15	0.32	0.36	0.41
Net realized and unrealized gain (loss) on
investments		0.20	0.55	2.05	(3.29)
Total from investment operations		0.35	0.87	2.41	(2.88)

Less distributions
From net investment income		(0.20)	(0.51)	(0.37)	(0.48)
From net realized gain		—	(0.18)	(0.04)	—
Total distributions		(0.20)	(0.69)	(0.41)	(0.48)

Net asset value, end of period		$11.67	$11.52	$11.34	$9.34

Total return (%)	4,5	3.07[6]	7.88	26.35	(23.21)

Ratios and supplemental data

Net assets, end of period (in millions)		$5	$5	$5	$4
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	7	2.22[8]	2.33[9]	2.55[9]	1.71
Expenses net of fee waivers including
reductions and amounts recaptured	7	0.61[8]	0.73[9]	0.69[9]	0.62
Net investment income		2.64[8]	2.81	3.54	3.59
Portfolio turnover (%)		38	29	38	17

1 Unaudited.
2 The inception date for Class A shares is 1-2-08.
3 Based on the average daily shares outstanding.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Does not reflect the effect of sales charges, if any.
6 Not annualized.
7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.64%-1.02%, 0.52%-1.06%, 0.53%-1.18% and 0.61%-1.13%, for the period ended 6-30-11 and years ended 12-31-10, 12-31-09 and 12-31-08, respectively.
8 Annualized.
9 Includes tax expense, which was 0.05% of average net assets.

See notes to financial statements

9

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Retirement Rising Distribution Portfolio (the Portfolio) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Portfolio seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. As a secondary objective, the Portfolio seeks capital appreciation.

The Portfolio operates as a “fund of funds” that invests in Class NAV shares of underlying funds of the Trust, John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. The Portfolio may also invest in unaffiliated underlying funds and other permitted security investments.

The accounting policies of the underlying funds of the Portfolio are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report. On June 24, 2011, the Board of Trustees approved a Plan of Liquidation and Termination of the Portfolio expected to be effective on or about August 19, 2011.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Portfolio uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolio’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the six month period ended June 30, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Portfolio uses the following valuation techniques. Investments by the Portfolio in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is

10

accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The Portfolio may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Portfolio to make properly authorized payments. The Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Portfolio and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Portfolio had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund or portfolio on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the six months ended June 30, 2011, the Portfolio had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolio uses a quarterly targeted distribution strategy and distributes substantially all of its net income quarterly and capital gains, if any, annually. If the Portfolio has not met its distribution goal from net income and capital gains, then the distributions may consist of a return of capital.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Short term gains from underlying funds are treated as ordinary income for tax purposes. The final determination of tax characteristics of the Portfolio’s distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to short-term capital gain distributions received from underlying funds, wash sale loss deferrals, distribution reclassifications, non-deductible excise tax, and treatment of certain realized capital losses.

Note 3 — Guarantees and indemnifications

11

Under the Portfolio’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolio. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Portfolio pays the Adviser a management fee for its services to the Portfolio. The management fee has two components: (a) a fee on net assets invested in a fund of the Trust or JHF III (Affiliated Fund Assets); and (b) a fee on net assets invested in investments other than a fund of the Trust or JHF III (Other Assets). The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Retirement Distribution Portfolio and is equivalent to the sum of: (a) 0.06% of the first $500 million of aggregate net assets and (b) 0.05% of the excess over $500 million of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Retirement Distribution Portfolio and is equivalent to the sum of: (a) 0.51% of the first $500 million of aggregate net assets and (b) 0.50% of the excess over $500 million of aggregate net assets and is applied to the Other Assets of the Portfolio. The investment management fees incurred for the six months ended June 30, 2011 were equivalent to an annual effective rate of 0.17% of the Portfolio’s average daily net assets.

John Hancock Asset Management a division of Manulife Asset Management (North America) LLC, and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Adviser, act as subadvisers to the Portfolio. The Portfolio is not responsible for the payment of subadvisory fees.

The Adviser has contractually agreed to waive fees and/or reimburse certain Portfolio level expenses to 0.09% of the Portfolio’s average annual net assets. This agreement excludes management fees, underlying fund expenses, taxes, portfolio brokerage commissions, interest, Rule 12b-1 fees, transfer agency fees, state registration fees, printing and postage, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. In addition, fees incurred under any agreement or plans of the Portfolio dealing with services for the shareholders and others with beneficial interest in shares of the Portfolio, are excluded. The Adviser has also agreed to a contractual expense limit on Class A specific expenses (which include 12b-1 fees, transfer agent fees, state registration fees, and printing and postage fees) of 0.35%. These expense waivers and/or reimbursements will continue in effect until at least April 30, 2012.

Accordingly, the expense reductions amounted to $43,597 for the six months ended June 30, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the six months ended June 30, 2011 and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

12

Amount eligible for	Amount eligible for	Amount eligible for	Amount recovered
recovery through	recovery through	recovery through June	during the six months
December 1, 2012	December 1, 2013	1, 2014	ended June 30, 2011

$78,403	$81,608	$43,597	-

Accounting and legal services. Pursuant to a service agreement, the Portfolio reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. The accounting and legal services fees incurred for the six months ended June 30, 2011, amounted to an annual rate of 0.01% of the Portfolio’s average daily net assets.

Distribution and service plans. The Portfolio has a distribution agreement with the Distributor. The Portfolio has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolio. The Portfolio may pay up to the annual rate of 0.30% of average daily net assets for Class A shares for distribution and service fees.

Sales charges. Class A shares may be assessed up-front sales charges. During the six months ended June 30, 2011, there were no upfront sales charges for Class A shares.

Transfer agent fees. The Portfolio has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Portfolio and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Trustee expenses. The Portfolio compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its average daily net assets.

Note 5 — Portfolio share transactions

Transactions in Portfolio shares for the six months ended June 30, 2011 and for the year ended December 31, 2010 were as follows:

	Six months ended		Year ended
	6/30/11		12/31/10

	Shares	Amount	Shares	Amount
Class A shares
Sold	—	$—	7,729	$88,185
Distributions reinvested	8,083	94,169	27,103	311,265
Repurchased	(7,799)	(90,787)	(303)	(3,560)

Net increase	284	$3,382	34,529	$395,890

Affiliates of the Portfolio owned 100% of the shares of beneficial interest of Class A shares on June 30, 2011.

13

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $3,617,536 and $1,918,412, respectively, for the six months ended June 30, 2011.

Note 7 — Investment in affiliated underlying funds

The Portfolio invests in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolio does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying Fund’s net assets. For the six months ended June 30, 2011, the Portfolio held less than 5% of the total net assets in any underlying funds.

Note 8 — Subsequent event

On August 19, 2011, the Portfolio liquidated.

14

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and the Subadvisory Agreements (the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this semi-annual report.

At in-person meetings on May 25-27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a “Sub-Adviser, and collectively, the “Sub-Advisers”) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1) the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Sub-Advisers to the Funds;

(2) the investment performance of the Funds and their Sub-Advisers;

(3) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

(4) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5) comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Sub-Advisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

15

Approval of Advisory and Subadvisory Agreements

At an in-person meetings on May 25-27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Sub-Advisers regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Sub-Advisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS' compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes.

The Trustees also took into account their knowledge of JHIMS's management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) - (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

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(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) - (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3)– (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

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(4) -(a) reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Sub-Advisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5 - reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Funds actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Sub-Advisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

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Approval of Subadvisory Agreements

In making its determination with respect to the factors that its considers in considering approval of the Sub-Advisory Agreements, the Board reviewed:

(1) information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board received information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also considered the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Sub-Advisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Sub-Advisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Sub-Advisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

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(1) The Sub-Adviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Sub-Adviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Sub-Adviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Sub-Adviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Sub-Adviser for the Funds and concluded that the subadvisory fee to be paid to the Sub-Adviser with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Sub-Advisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

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John Hancock Funds II

Appendix A

PORTFOLIO	PERFORMANCE OF TRUST,
(SUBADVISER)	AS OF MARCH 31, 2011	FEES AND EXPENSES	OTHER COMMENTS

	Benchmark Index - The	Subadvisory fees: Limited	The Board took into account management’s discussion of performance
	Fund underperformed for	peer group.	and its proposed plans with respect to the Fund.
the one-year period and
Retirement	underperformed for the	Net management fees for this	The Board took into account management’s discussion of the Fund’s
Rising	three-year period.	Fund are lower than the peer	expenses.
Distribution		group median.
	Morningstar Category - The		The Board noted that the Fund is subject to a voluntary fee waiver that
(John Hancock	Fund slightly	Total expenses for this Fund	reduces certain expenses of the Fund.
Asset	underperformed for the one-	are higher than the peer
Management)	year period and	group median.
underperformed for the
three-year period.

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More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Grace K. Fey	Investment subadviser
Charles L. Bardelis*	John Hancock Asset Management
Peter S. Burgess*
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC
Steven M. Roberts*
Custodian
*Member of the Audit Committee	State Street Bank and Trust Company
†Non-Independent Trustee
Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Michael J. Leary
Treasurer
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

22

ITEM 2. CODE OF ETHICS.

(a)Not Applicable
(b)Not Applicable
(c)Not Applicable
(d)Not Applicable
(e)Not Applicable
(f)Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Not Applicable
(e) Not Applicable
(f) Not Applicable
(g) Not Applicable
(h) Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Included with Item 1.
(b) Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) Not applicable

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Hugh McHaffie
Hugh McHaffie
President
Date: August 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie
Hugh McHaffie
President
Date: August 22, 2011

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: August 22, 2011